UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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Croghan Bancshares, Inc.
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Croghan Bancshares, Inc.

323 Croghan Street

Fremont, Ohio 43420

NOTICE OF 2012 ANNUAL MEETING OF SHAREHOLDERS

Dear Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Croghan Bancshares, Inc. (the “Company”) will be held at Terra Community College, Building B, Room B101, 2830 Napoleon Road, Fremont, Ohio 43420, on Tuesday, May 8, 2012, at 1:00 p.m., local time, for the following purposes:

1.	To elect three (3) directors to serve for terms of three (3) years each;

2.	To ratify the appointment of CliftonLarsonAllen LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2012;

3.	To consider and vote upon a proposal to approve the Croghan Bancshares, Inc. 2012 Equity Incentive Plan to replace the expired Croghan Bancshares, Inc. 2002 Stock Option and Incentive Plan; and

4.	To transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

The accompanying Proxy Statement describes each of these items in detail. The Company has not received notice of any other matters that may be properly presented at the Annual Meeting.

Shareholders of record at the close of business on March 12, 2012, will be entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment(s) thereof.

On or about March 29, 2012, the Company will mail to shareholders either (1) a copy of the accompanying Proxy Statement, a form of proxy card, and the Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2011, or (2) a Notice of Internet Availability of Proxy Materials, which will indicate how to access the Company’s proxy materials on the Internet.

You are cordially invited to attend the Annual Meeting. Please vote as soon as possible even if you plan to attend the Annual Meeting. If you attend the Annual Meeting and desire to revoke your proxy, you may do so and vote in person. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy.

By Order of the Board of Directors,

Rick M. Robertson
President and Chief Executive Officer

Croghan Bancshares, Inc.

323 Croghan Street

Fremont, Ohio 43420

(419) 332-7301

PROXY STATEMENT FOR THE 2012 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 8, 2012

GENERAL

This Proxy Statement, along with the form of proxy, are being furnished to shareholders of Croghan Bancshares, Inc., an Ohio corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2012 Annual Meeting of Shareholders of the Company (the “Annual Meeting”), and at any adjournment(s) thereof. The Annual Meeting will be held on Tuesday, May 8, 2012, at 1:00 p.m., local time, at Terra Community College, Building B, Room B101, 2830 Napoleon Road, Fremont, Ohio 43420.

The Company is furnishing proxy materials for the Annual Meeting over the Internet to some of its shareholders as permitted under the rules of the Securities and Exchange Commission (the “SEC”). Under the SEC rules, certain shareholders of the Company will receive a Notice of Internet Availability of Proxy Materials instead of a paper copy of the Notice of Annual Meeting of Shareholders, this Proxy Statement, the form of proxy, and the Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2011 (the “2011 fiscal year”). The Notice of Internet Availability of Proxy Materials contains instructions on how to access the Company’s proxy materials over the Internet and how shareholders can receive a paper copy of the proxy materials. All shareholders who do not receive a Notice of Internet Availability of Proxy Materials will receive a paper copy of the proxy materials by mail. Shareholders who receive a Notice of Internet Availability of Proxy Materials are reminded that the Notice is not itself a proxy card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 8, 2012: The Notice of the Annual Meeting of Shareholders, this Proxy Statement, a sample of the form of proxy card, and the Company’s Annual Report to the Shareholders of the Company for the fiscal year ended December 31, 2011, are available at www.proxyvote.com. At this web address, shareholders can view the proxy materials, cast their vote, and request to receive proxy materials in printed form.

VOTING INFORMATION

Who is entitled to vote at the Annual Meeting?

Only shareholders of the Company of record at the close of business on March 12, 2012 (the “Record Date”), are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment(s) thereof. At the close of business on the Record Date, 1,673,380 common shares of the Company were outstanding and entitled to vote. Each common share of the Company entitles the holder thereof to one vote on each matter to be submitted to shareholders at the Annual Meeting. A quorum for the Annual Meeting requires the presence, in person or by proxy, of a majority of the outstanding common shares of the Company.

How do I vote?

If you received a paper copy of the proxy materials by mail, a form of proxy for use at the Annual Meeting is included. You may ensure your representation at the Annual Meeting by completing, signing, dating, and promptly returning the form of proxy. A return envelope, which requires no postage if mailed in the United States, has been provided for your use. Alternatively, shareholders may transmit their voting instructions via the Internet by following the instructions included on the form of proxy or the Notice of Internet Availability of Proxy Materials. The deadline for transmitting voting instructions via the Internet as a shareholder of record is 11:59 p.m., Eastern Daylight Savings Time, on May 7, 2012. Please note that the last-dated proxy that you submit by any means will supersede any previously submitted proxy.

If you plan to attend the Annual Meeting and vote in person, we will provide you with a ballot at the Annual Meeting. If your common shares are held in “street name” by a broker, bank, or other holder of record, you must bring an account statement or letter from that broker, bank, or other holder of record authorizing you to vote on behalf of such record holder. The account statement or letter must show that you were the direct or indirect beneficial owner of the common shares on the Record Date.

What if my common shares are held in “street name”?

Shareholders who hold common shares of the Company in “street name” with a broker, bank, or other holder of record should review the information provided to them by the holder of record. This information will describe the procedures to be followed in order to instruct the holder of record how to vote the “street name” common shares and how to revoke previously given instructions. If you hold your common shares in “street name”, you may be permitted to appoint your proxy by telephone or via the Internet and may incur costs associated with the Internet access or telephone usage.

How do I change or revoke my proxy?

Without affecting any vote previously taken, any shareholder who has submitted a proxy (including voting instructions transmitted via the Internet) may revoke his or her proxy at any time before it is voted by (1) filing with the Secretary of the Company, at the address of the Company set forth on the cover page of this Proxy Statement, written notice of such revocation; (2) executing a later-dated proxy card which is received by the Company prior to the Annual Meeting, or submitting a later-dated vote via the Internet prior to the deadline for doing so; or (3) attending the Annual Meeting and giving notice of such revocation in person. If your common shares are held in “street name” and you instructed your broker, bank, or other holder of record to vote your common shares, you must follow the instructions provided by your broker, bank, or other holder of record to revoke or change your vote. Attendance at the Annual Meeting will not, in and of itself, revoke a proxy.

How will my common shares be voted?

Common shares represented by properly executed proxy cards or properly authenticated voting instructions transmitted via the Internet, which are timely received prior to the Annual Meeting and not subsequently revoked, will be voted as specified by the shareholder. If you submit a valid proxy card prior to the Annual Meeting or timely transmit voting instructions via the Internet, but do not indicate how you want your common shares to be voted, the proxies will vote your common shares as recommended by the Board of Directors, except in the case of broker non-votes where applicable, as follows:

•	“FOR” the election as directors of the Company of the three (3) nominees listed below under the heading “PROPOSAL 1 – ELECTION OF DIRECTORS”;
•	“FOR” the ratification of the appointment of CliftonLarsonAllen LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012; and
•	“FOR” the approval of the Croghan Bancshares, Inc. 2012 Equity Incentive Plan.

No appraisal or dissenters’ rights exist for any action proposed to be taken at the Annual Meeting. If any other matters are properly presented for a vote at the Annual Meeting or any adjournment(s) of the Annual Meeting, the proxies will vote on those matters in accordance with their best judgment in light of the conditions then prevailing. Broker/dealers who hold their customers’ common shares in “street name” may, under the applicable rules of the self-regulatory organizations of which the broker/dealers are members, sign and submit proxies for such common shares and may vote such common shares on routine matters, including a proposal to ratify the appointment of a company’s independent registered public accounting firm. However, without specific instructions from the customer who is the beneficial owner of such common shares, brokers may not vote such common shares on non-routine matters.

The proposal to approve the Croghan Bancshares, Inc. 2012 Equity Incentive Plan is a non-routine matter. In addition, as a result of rule changes recently adopted by the New York Stock Exchange (NYSE), the election of directors (whether contested or uncontested) is considered to be a non-routine matter. With respect to non-routine matters, brokers are permitted to vote on these matters only if the beneficial owner has provided voting instructions. Proxies submitted by broker/dealers which have not been voted on certain matters because they have not received specific instructions from their customers are referred to as “broker non-votes.” The Board of Directors of the Company has appointed IVS Associates, Inc., an independent voting services company, to serve as Inspector of Election at the Annual Meeting.

What constitutes a quorum for the Annual Meeting?

A quorum must exist to conduct business at the Annual Meeting. Under the Amended and Restated Code of Regulations of the Company (the “Regulations”), a quorum is a majority of the voting shares of the Company then outstanding and entitled to vote at the Annual Meeting. The common shares are the only shares of capital stock of the Company outstanding and entitled to vote. Common shares may be present in person or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes will be counted as being present for purposes of determining the presence of a quorum. There were 1,673,380 common shares of the Company outstanding and entitled to vote on the Record Date. A majority of the outstanding common shares, or 836,691 common shares, must be present in person or by proxy at the Annual Meeting to constitute a quorum.

Who will pay the cost of soliciting proxies?

The Company will bear the costs of preparing, printing, and mailing this Proxy Statement, the accompanying proxy card, and any other related materials and all other costs incurred in connection with the solicitation of proxies on behalf of the Board of Directors (other than any usage or access charges incurred if a shareholder appoints a proxy via the Internet or by telephone). The Company has retained Broadridge Financial Solutions, Inc. to assist in distributing its proxy materials for the Annual Meeting. Proxies will be solicited by mail and may be further solicited, for no additional compensation, by approximately 12 officers, directors, and/or employees of the Company and The Croghan Colonial Bank, a wholly-owned subsidiary of the Company (the “Bank”), by further mailing, by telephone, or by personal contact. The Company will also pay the standard charges and expenses of brokerage houses, voting trustees, banks, associations and other custodians, nominees, and fiduciaries who are record holders of common shares not beneficially owned by them for forwarding such materials to and obtaining proxies from the beneficial owners of such common shares.

PROPOSAL 1 – ELECTION OF DIRECTORS

Election of Directors for Terms Expiring in 2015

In accordance with Article Two of the Regulations, three directors are to be elected at the Annual Meeting for terms of three years each expiring in 2015, and until their respective successors are elected and qualified. The three Board nominees standing for election as directors are Michael D. Allen Sr., Stephen A. Kemper, and Thomas W. McLaughlin.

The following sets forth information, as of the date of this Proxy Statement, concerning each Board nominee for election as a director of the Company. Unless otherwise indicated, each person has held his principal occupation for more than five years. All directors of the Company also serve as members of the Board of Directors of the Bank.

Name	Age	Position(s) Held with the Company and the Bank and Principal Occupation(s)	Director of the Company Continuously Since	Nominee for Term Expiring In

Michael D. Allen Sr.	66	Executive Vice President and General Manager of International Metal Hose Company, a manufacturer of flexible conduit and metal tubing located in Bellevue, Ohio.	2002	2015

Stephen A. Kemper	72	Owner and President of Kemper Iron and Metal Company, a recycler and scrap processor located in Bellevue, Ohio.	1996	2015

Thomas W. McLaughlin	59	Vice President and Chief Financial Officer of Underground Utilities, Inc., a construction company located in Monroeville, Ohio. Formerly, a Partner of McLaughlin, Van Dootingh, Mosher & Company, CPAs, located in Norwalk, Ohio.	2006	2015

All of the Board nominees have consented to being named in this Proxy Statement and have agreed to serve as directors of the Company if elected. While it is contemplated that all nominees will stand for election, if at the time of the Annual Meeting one or more of the nominees should be unavailable or unable to serve as a candidate for election as a director of the Company, the named proxies reserve full discretion to vote the common shares represented by properly executed proxy cards, or by properly authenticated Internet votes, for the election of the remaining nominees and any substitute nominee(s) designated by the Board of Directors. The Board of Directors knows of no reason why any of the above-mentioned persons would be unavailable or unable to serve if elected to the Board. Under Ohio law and the Regulations, the three nominees for election as directors who receive the greatest number of votes will be elected.

The Board of Directors recommends a vote FOR the election of each of the Board nominees as a director of the Company for a three-year term expiring in 2015.

Continuing Directors

The following sets forth information, as of the date of this Proxy Statement, concerning the current directors whose terms will continue after the Annual Meeting. Unless otherwise indicated, each person has held his or her principal occupation for more than five years. All directors of the Company also serve as members of the Board of Directors of the Bank.

Name	Age	Position(s) Held with the Company and the Bank and Principal Occupation(s)	Director of the Company Continuously Since	Term Expires In

James E. Bowlus	63	President and Treasurer of Fremont Candy & Cigar Inc., located in Fremont, Ohio. Lead Independent Director of the Company and the Bank since October 2010.	2000	2013

Name	Age	Position(s) Held with the Company and the Bank and Principal Occupation(s)	Director of the Company Continuously Since	Term Expires In

James R. Faist	64	Retired in 2011 as Vice President of Finance of Crown Battery Manufacturing Company located in Fremont, Ohio.	2007	2013

Claire F. Johansen	58	Owner of Lane of Dreams Farm LLC, an equestrian training center located in Tiffin, Ohio. Formerly, President of COOA Holdings Company, a philanthropic organization located in Tiffin, Ohio, and President of Ohio Outdoor Advertising Corp., a billboard advertising company located in Fremont, Ohio, which has since been acquired by Lamar Advertising.	2000	2014

Daniel W. Lease	63	President of KL&L, Inc., a refractory construction company located in Braddock, Pennsylvania. Vice President of Administration and CFO of Whetstone Technology, LLC, a refractory products manufacturer located in Cabot, Pennsylvania. Formerly, the President of Wahl Refractories, Inc. located in Fremont, Ohio.	1994	2013

Allan E. Mehlow	57	Chief Financial Officer of The Mosser Group/WMOG Inc. located in Fremont, Ohio. Previously served as Vice President and Treasurer of Croghan Bancshares Inc. & Senior Vice President and Chief Financial Officer of The Croghan Colonial Bank from 2001 to March 2006.	2000	2013

Rick M. Robertson	59

President and Chief Executive Officer of the Company and the Bank since September 2010. Previously served as Executive Vice President and Chief Banking Officer of ViewPoint Bank headquartered in Plano, Texas, from February 2006 to August 2010, and served as Chairman of ViewPoint Bankers Mortgage, Inc., a wholly-owned subsidiary of ViewPoint Bank, from September 2007 to August 2010. Prior to joining ViewPoint Bank, Mr. Robertson worked for Key Bank as Michigan District President from February 2002 until February 2006. In total, he has a 35+ year banking career with extensive lending and market leadership experience.

			2010	2014

Gary L. Zimmerman	65	Owner and Partner of Swint-Reineck Company, a real estate holding company located in Fremont, Ohio. Formerly Owner and President of Swint-Reineck Hardware, Inc.	1991	2014

Relationships Among Directors and Executive Officers

There are no family relationships among any of the directors, nominees for election as directors, and executive officers of the Company.

Compensation of Directors

During the 2011 fiscal year, each director received a fee of $800 for attendance at each meeting of the Board of Directors of the Bank and a fee of $400 for attendance at each committee meeting. Each chair of a committee of the Board of Directors received an additional $100 for attendance at each committee meeting.

Effective January 1, 2012, each director now receives a fee of $900 for attendance at each meeting of the Board of Directors of the Bank and a fee of $450 for attendance at each committee meeting. Each chair of a committee of the Board of Directors receives an additional fee of $100 for attendance at each meeting and the Board’s Lead Independent Director receives an additional fee of $100 for attendance at each meeting of the Board of Directors of the Bank.

No compensation was paid to directors for attendance at meetings of the Board of Directors of the Company. Directors who are also officers of the Company or the Bank do not receive compensation for attendance at committee meetings. The following contains information regarding the compensation awarded or paid to, or earned by, the Company’s directors during the 2011 fiscal year.

Director Compensation

Name (1)	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Michael D. Allen Sr.	$20,600.00	$0	$20,600.00
James E. Bowlus	$23,300.00	$0	$23,300.00
James R. Faist	$16,000.00	$0	$16,000.00
Claire F. Johansen	$20,300.00	$0	$20,300.00
Stephen A. Kemper	$20,000.00	$0	$20,000.00
Daniel W. Lease	$18,100.00	$0	$18,100.00
Thomas W. McLaughlin	$17,600.00	$0	$17,600.00
Allan E. Mehlow	$20,000.00	$0	$20,000.00
Gary L. Zimmerman	$16,000.00	$0	$16,000.00

(1)

Rick M. Robertson is not included in the above table because he served as a named executive officer of the Company during the 2011 fiscal year, and the fees paid to Mr. Robertson in his capacity as director of the Bank are fully reflected in the Summary Compensation Table on page 14 of this Proxy Statement.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors of the Company affirmatively determines whether each director of the Company is independent based on the definition of an “independent director” set forth in NASDAQ Marketplace Rule 5605(a)(2). In making this determination, the Board of Directors considered any transactions, relationships, or arrangements between each director (including his or her family members and affiliates) and the Company or the Bank, including those described under “Related Party Transactions” on page 8 of this Proxy Statement. Based on these considerations, the Board of Directors has determined that each of the following individuals who served as a director during the 2011 fiscal year qualifies as an “independent director”:

Michael D. Allen Sr.	Claire F. Johansen	Thomas W. McLaughlin
James E. Bowlus	Stephen A. Kemper	Allan E. Mehlow
James R. Faist	Daniel W. Lease	Gary L. Zimmerman

The Board of Directors has determined that Rick M. Robertson did not qualify as an “independent director” because he serves as President and Chief Executive Officer of the Company and the Bank.

Director Nominations

The Company does not currently have a separate nominating committee of the Board of Directors. Instead, all of the independent directors of the Company meet in executive session to consider and recommend nominees for election or re-election to the Board of Directors of the Company. The Board of Directors believes that the independent directors as a group are able to perform the nominating functions in a fair and impartial manner. As a result, the Board of Directors believes it is unnecessary to create a separate nominating committee at this time.

The independent directors consider nominees proposed by shareholders of the Company in the same manner as nominees proposed by the Board of Directors. Section 2.04 of the Regulations prescribes the method by which a shareholder may nominate a candidate for election to the Board of Directors. Nominations for the election of directors at an annual meeting, other than those made by or on behalf of the existing Board of Directors of the Company, must be made in writing and must be received by the Secretary of the Company on or before the December 31st immediately preceding the annual meeting, or within a reasonable time as determined by the Board of Directors. Such notification must contain the following information:

•	The name, age, business or residence address of each nominee;

•	The principal occupation or employment of each nominee;

•	The number of common shares of the Company owned beneficially and/or of record by each nominee; and

•	The length of time each nominee has owned such shares.

Director Qualifications

The Board of Directors has adopted a written policy governing the nomination of candidates for election to the Board of Directors of the Company. Pursuant to the nomination policy, individuals who are nominated for election to the Board of Directors must possess certain minimum qualities, including personal integrity, ethical character, sound judgment, demonstrated achievement, and a general appreciation and understanding of the major issues facing public companies of a size and operational scope similar to the Company. In addition, the nomination policy requires the independent directors to consider the contributions that a candidate can be expected to make to the collective functioning of the Board of Directors based upon the totality of the candidate’s credentials, experience and expertise, the composition of the Board of Directors at the time, and other relevant circumstances.

The Board of Directors believes that each nominee and current member of the Board of Directors possesses a strong and unique set of skills, qualities, and experiences, which gives the Board as a whole competence and experience in a wide range of areas, including banking industry experience, executive management, accounting and finance, government and community experience and leadership, corporate governance, and board service. Provided below is a discussion of certain of the specific experiences and skills that the Board of Directors believes qualify each of the nominees and current members of the Board of Directors to be nominated for re-election or to serve as a director of the Company.

Michael D. Allen Sr. has over 25 years of experience as a President/Chief Executive Officer and a General Manager of manufacturing businesses in which he has directed all aspects of the businesses, including sales and marketing, operations, purchasing, human resources, accounting, and finance. He brings to the Board of Directors management, business, and leadership experience.

James E. Bowlus has over 30 years of experience as a President and Treasurer of a local wholesale distributor of food, paper, beverages, tobacco, and sundries. He brings to the Board of Directors management, business and leadership experience.

James R. Faist has over 40 years of experience in the accounting and finance fields and formerly served as Vice President of Finance of a local manufacturing company. He brings to the Board of Directors finance and extensive accounting experience and knowledge.

Claire F. Johansen has founded, owned, and managed several for-profit and charitable businesses and also has served for over 20 years on the board of trustees of a local university. She brings to the Board of Directors entrepreneurial and management experience, as well as board leadership experience.

Stephen A. Kemper has owned and operated a local scrap processor and recycler for over 40 years, and has served as a City Councilman, and as a President and Director of a local area chamber of commerce. He is presently serving as a trustee of a local public library. He served honorably in the United States Marine Corps, graduated from the University of Michigan, and served for ten years as a director of The Union Bank & Savings Company of Bellevue, Ohio. He brings to the Board of Directors entrepreneurial and management experience, as well as civic leadership experience. Having served on the Board of Directors since 1996, he also brings historical knowledge and experience with the Company and the Bank.

Daniel W. Lease has been a Certified Public Accountant since 1976 and has served as President and as Chief Financial Officer of construction and manufacturing businesses. He currently serves on the Company’s Audit Committee as an “audit committee financial expert.” He brings to the Board of Directors management and business leadership experience and accounting expertise. Having served on the Board of Directors since 1994, he also brings historical knowledge and experience with the Company and the Bank.

Thomas W. McLaughlin has been a Certified Public Accountant since 1976, practiced in the public accounting profession for more than 30 years and currently serves as Vice President and Chief Financial Officer of a construction company. He currently serves on the Company’s Audit Committee as an “audit committee financial expert.” He brings to the Board of Directors extensive experience in finance and accounting.

Allan E. Mehlow has over 30 years of experience in the banking industry, as an employee and executive officer of the Company and the Bank in various roles, including as a Senior Vice President, Chief Financial Officer, and Chief Operating Officer. He currently serves as Chief Financial Officer of a local construction company. He brings to the Board of Directors extensive knowledge of the banking industry and of the operations of the Company and the Bank, as well as significant experience in accounting and finance.

Rick M. Robertson has over 35 years in the banking industry and has extensive executive and lending experience. He brings to the Board of Directors extensive banking, executive management, and business leadership experience, as well as internal knowledge of the operations of the Company and the Bank.

Gary L. Zimmerman served for over 32 years as Owner and President of a local hardware company and has served for over 32 years as Owner and Partner of a real estate holding company. He has also served as a board member of numerous charitable and private organizations. He brings to the Board of Directors management and business leadership experience, as well as board leadership experience. Having served on the Board of Directors since 1991, he also brings historical knowledge and experience with the Company and the Bank.

The Company does not currently have a formal policy that requires the consideration of diversity in identifying nominees for election to the Board of Directors. However, the nominating policy adopted by the Board of Directors provides that the Company will seek to promote through the nominations process an appropriate diversity on the Board of Directors of professional background, experience, expertise, perspective, age, gender, ethnicity, and country of citizenship.

Board Leadership

At the present time, the Board of Directors does not have a designated Chairman of the Board. However, the Board of Directors has had a “Lead Independent Director” since October 2010. James E. Bowlus currently serves as the Lead Independent Director of the Company and the Bank and has served in this capacity since October 2010. The responsibilities of the Lead Independent Director include the following:

•

advising and consulting with the President and Chief Executive Officer as to the information, agenda and meeting schedules for meetings of the Boards of Directors of the Company and the Bank (and Board committees);

•

advising the President and Chief Executive Officer as to the quality, quantity, and timeliness of the information submitted to the Boards of Directors of the Company and the Bank by management which is necessary or appropriate for the independent directors to perform their duties in an effective and responsible manner;

•	calling executive session meetings of the independent directors;
•	developing the agenda for and serving as chairman of the executive session meetings of the independent directors;
•	serving as principal liaison between the independent directors and the President and Chief Executive Officer on significant and/or sensitive issues; and
•

working with the President and Chief Executive Officer to recommend the membership of the various committees of the Boards of Directors of the Company and the Bank, as well as the selection of the committee chairpersons.

The Board of Directors believes that its current leadership structure is in the best interest of the Company based on the current composition and dynamics of the Board.

The Board of Directors is actively involved in oversight of risks that could impact the Company and the Bank. This risk oversight function is conducted primarily through the Enterprise Risk Management Committee, which is comprised entirely of independent directors.

Communications with the Board of Directors

The Board of Directors provides a process for shareholders to send written communications to the Board or any of the directors. Shareholders should address such written communications to the Board of Directors (or an individual director), c/o Secretary, Croghan Bancshares, Inc., 323 Croghan Street, Fremont, Ohio 43420. All written communications will be forwarded by the Secretary of the Company to the Board or the individual directors, as applicable, without any screening.

Related Party Transactions

Pursuant to the Audit Committee Charter, the Company’s Audit Committee is responsible for reviewing and overseeing the procedures designed to identify “related party” transactions that are material to the Company’s consolidated financial statements or otherwise require disclosure under applicable laws and rules adopted by the SEC, and the Audit Committee has the authority to approve such “related party” transactions. In addition, on an annual basis, each director and executive officer of the Company must complete a Director and Officer Questionnaire and a Related Interest Questionnaire that require disclosure of any transaction, arrangement or relationship with the Company or the Bank during the last fiscal year in which the director or executive officer, or any member of his or her immediate family, had a direct or indirect material interest. Any transaction, arrangement or relationship disclosed by a director or executive officer in the Questionnaires is reviewed and considered by the Board of Directors in making independence determinations with respect to directors and resolving any conflicts of interest that may be implicated.

During the Company’s 2011 and 2010 fiscal years, the Bank entered into banking-related transactions in the ordinary course of business with certain executive officers, directors, and principal shareholders of the Company (including certain executive officers of the Bank), members of their immediate families and corporations or organizations with which they are affiliated. It is expected that similar transactions will be entered into in the future. Loans to such persons have been made on substantially the same terms, including the interest rate charged and collateral required, as those prevailing at the time for comparable transactions with persons not affiliated with the Company or the Bank. These loans have been, and are presently, subject to no more than the normal risk of collectibility and present no other unfavorable features. The outstanding principal balance of loans to directors, executive officers, and principal shareholders of the Company (including certain executive officers of the Bank) and their associates as a group at December 31, 2011, was $860,000. As of the date of this Proxy Statement, all of these loans were performing loans.

MEETINGS AND COMMITTEES OF THE BOARD

Board of Directors

The Board of Directors of the Bank met fourteen (14) times during 2011. Meetings of the Board of Directors of the Company were held immediately following the Bank Board meetings on thirteen (13) of those occasions. Each director attended at least seventy-five percent (75%) of the total number of meetings of the Board of Directors and meetings of committees on which he or she served.

It is the policy of the Board of Directors of the Company to encourage all directors to attend the Annual Meeting of Shareholders. All of the Company’s directors attended the 2011 Annual Meeting of Shareholders.

Audit Committee

The Board of Directors has an Audit Committee that is comprised of Michael D. Allen Sr., Daniel W. Lease (Chair), and Thomas W. McLaughlin. The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee Charter is attached as Appendix A to this Proxy Statement. The Audit Committee met six (6) times during the 2011 fiscal year.

The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company, the annual audits of the Company’s financial statements, and the Company’s internal audit function; to review the adequacy of the Company’s system of internal controls; to select, retain and oversee the Company’s independent auditor; and to establish procedures for the receipt and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing matters, or other compliance matters. In addition, the Audit Committee reviews and pre-approves all audit services and permitted non-audit services to be performed by the Company’s independent auditor.

Audit Committee Independence

The Company’s Board of Directors reviewed the relationships among the Company and the three members of the Audit Committee, Mr. Allen, Mr. Lease, and Mr. McLaughlin, and determined that all three members of the Audit Committee are independent and are able to exercise independent judgment in carrying out their responsibilities as directors and as members of the Audit Committee. In making such determination, the Company relied upon the independence standards for audit committee members under the NASDAQ Marketplace Rules.

Audit Committee Financial Experts

SEC rules require the Company to disclose whether it has an “audit committee financial expert” serving on its audit committee. The Board of Directors has determined that each of Messrs. Lease and McLaughlin qualifies as an “audit committee financial expert” as defined in the SEC rule. Mr. Lease has been a Certified Public Accountant since 1976, has served as Chief Financial Officer of Whetstone Technology, LLC since 2001, and served as President and Chief Executive Officer of Wahl Refractories, Inc. prior to 2001. Mr. McLaughlin has been a Certified Public Accountant since 1976, has served as Vice President and Chief Financial Officer of Underground Utilities, Inc. since December 2005, and practiced in the public accounting profession for more than 30 years prior to joining Underground Utilities, Inc.

Compensation Committee

The Board of Directors has a Compensation Committee that is presently comprised of Michael D. Allen Sr., James E. Bowlus (Chair), and Daniel W. Lease. None of Messrs. Allen, Bowlus, or Lease served as an officer or employee of the Company or the Bank during the 2011 fiscal year, and none of these individuals is a former officer of the Company or the Bank. The Compensation Committee met a total of five (5) times during the 2011 fiscal year.

The Compensation Committee operates under a written charter adopted by the Board of Directors. A copy of the Compensation Committee Charter was attached as Appendix A to the Company’s Proxy Statement for the 2011 Annual Meeting of Shareholders. The primary purpose of the Compensation Committee is to discharge the responsibilities of the Board of Directors relating to the compensation of the Company’s Chief Executive Officer and other executive officers. The Compensation Committee is responsible for reviewing with the Company’s management and approving the overall compensation policy for the executive officers of the Company and such other employees of the Company and the Bank that the Compensation Committee deems appropriate. The Compensation Committee reviews and recommends to the independent members of the Board of Directors for approval the salary, bonuses, and all other compensation and benefits to be provided to the Company’s Chief Executive Officer and other executive officers. In addition, the Compensation Committee is responsible for reviewing the design, structure, and performance of the Company’s incentive compensation plans and arrangements and assessing the effectiveness of the Company’s incentive compensation plans and arrangements in providing risk-taking incentives that are consistent with the Company’s safety and soundness.

Compensation Committee Independence

The Company’s Board of Directors reviewed the relationships among the Company and the three members of the Compensation Committee, Mr. Allen, Mr. Bowlus, and Mr. Lease, and determined that all three members of the Compensation Committee are independent and are able to exercise independent judgment in carrying out their responsibilities as directors and as members of the Compensation Committee. In making such determination, the Company relied upon the independence standards under the NASDAQ Marketplace Rules.

Risk Assessment in Compensation Programs

Consistent with SEC disclosure requirements, management and the Compensation Committee assesses the Company’s compensation programs to confirm that there are no risks arising from the Company’s compensation policies and practices that are reasonably likely to have a material adverse effect on the Company. The Company does not believe that any of its existing compensation policies or practices present any material risk to the Company.

Enterprise Risk Management Committee

The Board of Directors has an Enterprise Risk Management Committee (the “ERM Committee”) that is presently comprised of Michael D. Allen Sr. (Chair), Stephen A. Kemper, Daniel W. Lease, Thomas W. McLaughlin, and Allan E. Mehlow. The ERM Committee met a total of ten (10) times during the 2011 fiscal year.

The purpose of the ERM Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to the risk management and regulatory compliance programs, policies, and practices of the Company and the Bank. Among the responsibilities of the ERM Committee are reviewing and approving the critical accounting policies of the Company and the Bank; reviewing and approving the trend and current risk levels of the Company and the Bank to monitor compliance with established limits; reviewing and approving the Company’s risk management framework, including the development of policies, processes, and procedures; overseeing management’s compliance with regulatory obligations under applicable federal and state banking laws and regulations; and reviewing and assessing the adequacy of management’s responses to any findings or violations directed to the attention of the Board of Directors by bank regulators.

EXECUTIVE OFFICERS

The following are the executive officers of the Company and the Bank, all of whom are elected annually and serve at the pleasure of the Board of Directors of the Company and the Bank.

Name	Age	Position and Business Background

Stacy A. Cox	44

Ms. Cox is Senior Vice President and Chief Operations Officer of the Bank and has served is such position since September 2011. She previously served as Vice President of Core Banking Operations and Information Technology at First National Bank in Omaha, Nebraska from September 2008 to September 2011. Prior to joining First National Bank Omaha, she worked at Huntington National Bank (Sky Financial Group) from 1992 until 2008 as Senior Vice President. In total, she has 28 years of banking experience in operations, IT, and lending.

Thomas J. Elder Jr.	64

Mr. Elder is Executive Vice President/Chief Lending Officer of the Bank and has served in such position since May 2010. He joined the Bank in February 2003 and served as Senior Vice President/Chief Lending Officer of the Bank from May 2008 to May 2010, and as Vice President/Chief Lending Officer of the Bank from October 2003 to May 2008. He has also served as Vice President of the Company since July 2006.

Barry F. Luse	59

Mr. Luse is Senior Vice President & Trust Officer of the Bank and has served in such position since May 2010. He joined the Bank in 1990 and served as Trust Officer of the Bank from 1990 to 1993, as Vice President/Trust Officer of the Bank from 1993 to 2009, and as Vice President/Senior Trust Officer of the Bank from May 2009 to May 2010. He has also served as Secretary of the Company since March 2001. Mr. Luse is a lawyer and has been a member of the Ohio Bar since 1983.

Name	Age	Position and Business Background

Kendall W. Rieman	41

Mr. Rieman is Executive Vice President and Chief Financial Officer of the Bank and has served in such position since September 2011. He joined the Bank in 2006 and served as Vice President and Chief Financial Officer/Chief Operations Officer of the Bank from June 2006 to May 2010, as Senior Vice President and Chief Financial Officer/Chief Operations Officer of the Bank from May 2010 to January 2011, and as Executive Vice President and Chief Financial Officer/Chief Operations Officer of the Bank from January 2011 to September 2011. He has also served as Treasurer of the Company since July 2006. He previously served as Senior Vice President and Chief Financial Officer at Thumb National Bank and Trust Company, Pigeon, Michigan, from 1995 to 2006.

Rick M. Robertson	59

Mr. Robertson is President and Chief Executive Officer of the Company and the Bank and has served in such position since September 2010. Before joining the Company and the Bank, Mr. Robertson served as Executive Vice President and Chief Banking Officer of ViewPoint Bank headquartered in Plano, Texas, from February 2006 until August 2010, and served as Chairman of ViewPoint Bankers Mortgage, Inc., a wholly-owned subsidiary of ViewPoint Bank, from September 2007 until August 2010. Prior to joining ViewPoint Bank, Mr. Robertson worked for Key Bank as Michigan District President from February 2002 until February 2006. In total, he has a 35+ year banking career with extensive lending and market leadership experience.

COMPENSATION OF EXECUTIVE OFFICERS

Provided below is an overview of the Company’s compensation policies and practices for its executive officers, including the named executive officers. As used in this Proxy Statement, the term “named executive officers” refers to the Company’s Chief Executive Officer and those other executive officers of the Company included in the Summary Compensation Table on page 14 of this Proxy Statement.

Objectives of the Company’s Compensation Programs

The primary objective of the Company’s compensation programs is to provide competitive compensation to attract, retain, and motivate qualified employees who will contribute to the long-term success of the Company. In furtherance of this objective, the Company regularly evaluates the compensation provided to the Company’s executive officers to ensure that it remains competitive in relation to the compensation paid to similarly situated executive officers at other financial institutions of comparable size and performance. In addition, the Company endeavors to ensure that the compensation provided to the Company’s executive officers is internally equitable based upon the skill requirements and responsibilities associated with each executive position.

The Company’s compensation programs are designed to reward each executive officer’s job performance and contributions to the Company. These factors are generally determined in the subjective judgment of the Compensation Committee for the Chief Executive Officer and with the benefit of performance reviews and salary recommendations by the Chief Executive Officer and the Company’s human resources department for other executive officers.

In making compensation decisions, the Compensation Committee places significant emphasis on Company performance relative to the Company’s industry and peers. The Compensation Committee generally has not considered stock price as an indicator of Company performance in making compensation decisions because the price of the Company’s common shares is subject to a variety of factors outside the Company’s control.

Administration of the Company’s Compensation Programs

The Company’s compensation programs for its executive officers are generally administered by or under the direction and supervision of the Company’s Compensation Committee. The Company’s Compensation Committee is responsible for reviewing and recommending to the independent members of the Board of Directors for approval the salary, bonuses, and all other compensation and benefits to be provided to the Company’s Chief Executive Officer and other executive officers.

The Company’s Chief Executive Officer and human resources manager annually review the compensation and performance of each executive officer of the Company (other than the Chief Executive Officer, whose compensation and performance is reviewed by the Compensation Committee). The results of these reviews are communicated to the Compensation Committee, along with recommendations regarding compensation adjustments for the ensuing year. The Compensation Committee either approves the recommended compensation adjustments or makes modifications in its discretion. The Compensation Committee then makes its final recommendations to the independent members of the Board of Directors for approval.

In setting salaries for the Company’s executive officers and other employees, the Compensation Committee and human resources manager use pay ranges that are established based on publicly available market data regarding compensation paid to similarly situated executive officers and employees at other companies. Pay ranges are established and adjusted periodically with the assistance of an outside consulting firm, BalancedComp LLC, which utilizes market data from the following publicly available compensation surveys:

•	Mercer
•	Watson Wyatt
•	The Delves Group
•	Economic Research Institute
•	Towers Perrin
•	America’s Community Bankers

For each employee position or category within the Company, the pay range that is established includes a minimum, a mid-point, and a maximum salary. Although the Compensation Committee generally does not target a specific point within the pay range for executive officer salaries, the Compensation Committee strives to ensure that its executive officer compensation remains competitive with the compensation provided by other financial institutions with which the Company competes for executive talent.

Components of 2011 Executive Compensation

There are four general components to the annual compensation that the Company provides to its executive officers:

•	base salary

•	cash bonuses

•	retirement and death benefits

•	equity-based awards

•	perquisites and other benefits

Base Salary

Base salary represents the primary component of annual compensation paid to the Company’s executive officers. When recommending an executive officer’s salary within the pay range established by peer group comparison data, the Compensation Committee primarily considers the executive officer’s job performance and contribution to the objectives of the Company. As discussed above, these factors are determined in the subjective judgment of the Compensation Committee for the Chief Executive Officer and with the benefit of performance reviews and salary recommendations by the Chief Executive Officer for other executive officers of the Company and the Bank. To a lesser extent, the Compensation Committee also considers local and national economic conditions and future business prospects of the Bank in setting base salary levels.

Cash Bonuses

Discretionary Bonuses. The Company and the Bank occasionally award discretionary cash bonuses to its executive officers to attract new executive officers, to reward exceptional job performance, or to address special circumstances. Discretionary bonuses are awarded on a limited basis and are not contemplated or anticipated when setting annual compensation for the Company’s executive officers.

Performance-Based Bonuses. Effective January 1, 2003, the Bank introduced the “Performance Compensation for STAKEHOLDERS™” program in which all employees, including the named executive officers, participate. Pursuant to this program, employees of the Company and the Bank are eligible to receive annual cash bonuses based on the attainment of established Company-wide performance goals. These goals focus on four general areas of Company performance: growth, profitability, loan quality, and productivity. Performance targets and bonus levels under the program are established at the start of the each fiscal year through a collaborative effort involving management and the Compensation Committee, and are subject to final approval by the Board of Directors.

Messrs. Rieman, Elder, and Luse earned bonuses of $18,166, $16,782, and $14,379, respectively, under the STAKEHOLDERS™ program in 2011. Mr. Robertson did not receive a bonus under the STAKEHOLDERS™ program in 2011. The bonuses awarded under the STAKEHOLDERS™ program in prior years did not represent a material component of annual compensation for the Company’s executive officers or other employees. In the previous five years, the Company’s executive officers and other employees earned cash bonuses under the program in three years (2007, 2010, and 2011), with the cash bonuses earned under the program amounting to 0.80% of base salary in 2007, 3.75% of base salary in 2010, and 3.70% of base salary in 2011.

Retirement and Death Benefits

Split-Dollar Life Insurance Policies. The Bank maintains a split-dollar life insurance policy on behalf of Mr. Luse, in his capacity as Senior Vice President and Trust Officer of the Bank. Pursuant to the terms of an Endorsement Method Split Dollar Plan Agreement between Mr. Luse and the Bank, Mr. Luse has the right to designate a beneficiary or beneficiaries to receive his share of the proceeds of the policy upon his death, which is an amount equal to 80% of the net at-risk insurance portion of the proceeds payable upon death (i.e., total proceeds less the cash value of the policy). The Bank is entitled to receive the remaining proceeds payable under the policy upon Mr. Luse’s death. The Endorsement Method Split Dollar Plan Agreement will remain in effect following Mr. Luse’s retirement or termination of employment unless his employment is terminated by the Bank for cause. As of December 31, 2011, Mr. Luse’s beneficiaries would have been entitled to receive $407,498 under the Endorsement Method Split Dollar Plan Agreement upon his death.

Supplemental Death Benefit Agreements. The Bank has entered into Supplemental Death Benefit Agreements with certain of its executive officers, including the Bank’s Executive Vice President and Chief Lending Officer, Thomas J. Elder, Jr., relating to certain bank owned life insurance (“BOLI”) policies owned by the Bank. Pursuant to the Supplemental Death Benefit Agreements, the Bank has agreed to make a lump sum payment of $25,000 from the proceeds received by the Bank upon the death of the insured under these BOLI policies, to each executive officer’s beneficiaries upon his or her death. The supplemental death benefit would be forfeited in the event the executive officer’s employment is terminated by the Bank at any time for “cause.”

Equity-Based Awards

The Company believes that it is also important to provide compensation which serves as an incentive for pursuing the long-term growth, profitability and financial success of the Company. Accordingly, the Board of Directors adopted the Croghan Bancshares, Inc. 2002 Stock Option and Incentive Plan (the “2002 Plan”) which was approved by the shareholders of the Company at the 2002 Annual Meeting of Shareholders. The 2002 Plan expired in accordance with its terms in March 2012, as a result of which no further awards may be granted under the 2002 Plan. The Board has adopted, and is presenting to the shareholders for approval at the Annual Meeting, the Croghan Bancshares, Inc. 2012 Equity Incentive Plan (the “2012 Plan”) to replace the 2002 Plan. Additional information regarding the 2012 Plan is provided under the heading “Proposal 3 – Approval of the Croghan Bancshares, Inc. 2012 Equity Incentive Plan” beginning on page 21 of this Proxy Statement.

Perquisites and Other Benefits

The Company provides its executive officers with certain perquisites and other benefits that the Compensation Committee believes are reasonable to enable the Company to attract and retain qualified executive officers and to promote business development activities by the executive officers in the communities served by the Bank. In accordance with past practice, the Company approved cash bonuses in 2010 and 2011 to reimburse certain executive officers, including certain named executive officers, for the cost of dues to the Fremont Country Club and the Catawba Island Club. The Compensation Committee believes that these perquisites and other benefits are reasonable in amount and consistent with those provided by similarly situated financial institutions in the Company’s market area. In 2011, the Company also reimbursed Stacy A. Cox for certain relocation and temporary housing expenses incurred by Ms. Cox in connection with her employment in 2011 as Senior Vice President and Chief Operations Officer of the Bank in 2011.

The executive officers of the Company are eligible to participate in the Bank’s 401(k) Profit Sharing Plan on the same basis as all full-time employees of the Bank. For each executive officer or other employee who participates in the 401(k) Profit Sharing Plan, the Bank matches 50% of contributions up to 6% of the participant’s annual compensation, with a maximum match of 3% of annual compensation. The Company may also provide an annual discretionary contribution to the 401(k) Profit Sharing Plan on behalf of executive officers and other employees based upon a Board-established target percentage of employee compensation for those eligible to participate in the plan.

The executive officers of the Company are also eligible to participate in all of the employee benefit plans, such as medical, dental, group term life insurance, and disability insurance, which are generally available to all employees of the Company and the Bank on a non-discriminatory basis.

Tax Considerations

Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), a limitation is placed on the tax deductibility of executive compensation paid by publicly-held corporations for individual compensation to certain executive officers in excess of $1,000,000 in any taxable year. No executive officer of the Company received compensation during the Company’s 2010 fiscal year that would be non-deductible under Section 162(m).

Summary Compensation Table

The following contains information regarding the compensation awarded to or earned by the named executive officers of the Company during the fiscal years ended December 31, 2011 and 2010.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($)	Total ($)
Rick M. Robertson President and Chief Executive Officer of the Company and	2011	$241,200 (3)	$40,250	$29,865	$0	$20,652 (4)	$331,967
the Bank (hired August 2010)	2010	$78,683 (5)	$0	$0	$9,585	$42,607 (6)	$130,875
Kendall W. Rieman Vice President and Treasurer of the Company and	2011	$140,000	$0	$14,932	$18,166	$16,799 (7)	$189,897
Executive Vice President and Chief Financial Officer of the Bank	2010	$138,833	$0	$0	$17,358	$15,448 (8)	$171,639
Thomas J. Elder Jr. Vice President of the Company and Executive Vice	2011	$135,000	$0	$14,932	$16,782	$9,925 (9)	$176,639
President and Chief Lending Officer of the Bank	2010	$126,811	$0	$0	$15,855	$8,649 (10)	$151,315

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($)	Total ($)
Barry F. Luse Vice President and Secretary of the Company and	2011	$115,000	$0	$14,932	$14,379	$9,643 (11)	$153,954
Senior Vice President and Trust Officer of the Bank	2010	$111,322	$0	$0	$13,918	$8,592 (12)	$133,832

(1)

Represents the grant date fair value of stock options granted to each named executive officer during the applicable fiscal year determined in accordance with Accounting Standards Codification Topic 718. The aggregate grant date fair value of these awards was computed using the Black-Scholes pricing model.

(2)	Represents bonuses earned by the named executive officers under the Bank’s “Performance Compensation for STAKEHOLDERS™” program.

(3)	Includes director fees of $11,200 paid to Mr. Robertson for attendance at meetings of the Board of Directors of the Bank.

(4)

Includes (a) $6,157 reimbursed to Mr. Robertson for the payment of club dues and (b) $5,069 of matching contributions and a $9,426 discretionary contribution made by the Bank to the 401(k) Profit Sharing Plan of behalf of Mr. Robertson.

(5)	Includes director fees of $3,200 paid to Mr. Robertson for attendance at meetings of the Board of Directors of the Bank.

(6)

Includes (a) $107 reimbursed to Mr. Robertson for the payment of club dues and (b) $42,500 of relocation and temporary housing expenses paid to Mr. Robertson in connection with his hiring and relocation to Fremont, Ohio.

(7)

Includes (a) $6,180 reimbursed to Mr. Rieman for the payment of club dues and (b) $4,286 of matching contributions and a $6,333 discretionary contribution made by the Bank to the 401(k) Profit Sharing Plan of behalf of Mr. Rieman.

(8)

Includes (a) $6,040 reimbursed to Mr. Rieman for the payment of club dues and (b) $4,032 of matching contributions and a $5,376 discretionary contribution made by the Bank to the 401(k) Profit Sharing Plan of behalf of Mr. Rieman.

(9)	Includes $4,081 of matching contributions and a $5,844 discretionary contribution made by the Bank to the 401(k) Profit Sharing Plan of behalf of Mr. Elder.

(10)	Includes $3,804 of matching contributions and a $4,845 discretionary contribution made by the Bank to the 401(k) Profit Sharing Plan of behalf of Mr. Elder.

(11)

Includes (a) $1,126 reimbursed to Mr. Luse for the payment of club dues and (b) $3,497 of matching contributions and a $5,020 discretionary contribution made by the Bank to the 401(k) Profit Sharing Plan of behalf of Mr. Luse.

(12)

Includes (a) $1,101 reimbursed to Mr. Luse for the payment of club dues and (b) $3,339 of matching contributions and a $4,152 discretionary contribution made by the Bank to the 401(k) Profit Sharing Plan of behalf of Mr. Luse.

Grants of Plan-Based Awards for 2011 Fiscal Year

The following table sets forth information regarding the incentive stock options granted to the named executive officers under the 2002 Plan during the 2011 fiscal year.

Name	Grant Date	Stock Option Awards: Number of Common Shares Underlying Options (#)	Exercise Price of Option Awards ($/Share)	Grant Date Fair Value of Stock Option Awards ($)

Rick M. Robertson	05-09-11	8,250	24.99	29,865

Kendall W. Rieman	05-09-11	4,125	24.99	14,932

Thomas J. Elder Jr.	05-09-11	4,125	24.99	14,932

Barry F. Luse	05-09-11	4,125	24.99	14,932

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information regarding the unexercised stock options held by each of the named executive officers as of the end of the 2011 fiscal year. Dollar amounts have been rounded up to the nearest whole dollar.

Outstanding Equity Awards at Fiscal Year-End for 2011

Name	Option Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($) (2)	Option Expiration Date

Rick M. Robertson	0	8,250	24.99	05-09-2021

Kendall W. Rieman	0	4,125	24.99	05-09-2021

Thomas J. Elder Jr.	0	4,125	24.99	05-09-2021

Barry F. Luse	0	4,125	24.99	05-09-2021

(1)	All amounts reflect Common Shares of the Company underlying stock options granted pursuant to the 2002 Plan.

(2)

Stock options have 10-year terms and vest over a 3-year period. The portion of the stock options that are unexercisable will vest and become exercisable as follows: Provided that the Participant has not terminated prior to such date, the Option will vest and become exercisable with respect to one-third of the Common Shares subject to the Option on each of the first three anniversaries of the Grant Date.

Option Exercises and Restricted Stock Vesting During 2011 Fiscal Year

None of the Company’s named executive officers exercised any stock options during the 2011 fiscal year.

Employment Agreement with Rick M. Robertson

On November 9, 2010, the Bank entered into an employment agreement with Rick M. Robertson with respect to Mr. Robertson’s service as President and Chief Executive Officer of the Bank (the “Robertson Agreement”).

The Robertson Agreement provides for an initial term of three years commencing on August 30, 2010. Beginning on August 30, 2011 and each day thereafter, the initial term is automatically extended for one (1) additional day unless either party provides the other with at least 90 days prior written notice that the term will not be extended, such that the term will have a rolling two (2) year term after August 30, 2011.

Pursuant to the Robertson Agreement, Mr. Robertson is entitled to receive an annual base salary of $230,000 that may be adjusted in accordance with the salary administration program in effect for Bank employees generally. Mr. Robertson was eligible to receive a discretionary annual bonus for the period ending December 31, 2010 and is eligible to receive an annual bonus for each period beginning after December 31, 2010 equal to between five percent (5%) and twenty percent (20%) of his annual base salary. The amount of this annual bonus is based on the satisfaction or attainment of mutually acceptable performance goals. The Bank agreed to reimburse Mr. Robertson for reasonable relocation expenses in an amount up to $42,500. Mr. Robertson is entitled to participate in the various employee benefit plans, programs, and arrangements available to other senior officers of the Bank.

If Mr. Robertson’s employment is terminated by the Bank without “cause” (as defined in the Robertson Agreement) or voluntarily terminates his employment for “good reason” (as defined in the Robertson Agreement), Mr. Robertson will be entitled to a payment equal to two times his annual base salary.

If Mr. Robertson’s employment is terminated without cause within twenty-four (24) months following a “change in control” (as defined in the Robertson Agreement), in lieu of any other payment under the Robertson Agreement, Mr. Robertson will be entitled to: (a) two times his annual base salary; (b) a payment equal to 14% of his annual base salary; and (c) a payment equal to his “target” bonus opportunity.

If any payment or distribution to Mr. Robertson under the Robertson Agreement or otherwise would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, the payments and or distributions under the Robertson Agreement or otherwise will be reduced to $1.00 less than the amount which would cause the payments or distributions to be subject to the excise tax.

If, following the termination of Mr. Robertson’s employment other than for cause, the Bank determines that cause to terminate Mr. Robertson existed, Mr. Robertson will forfeit any future rights to payment under the Robertson Agreement and will be required to repay any amounts paid under the Robertson Agreement upon written notice from the Board of Directors of the Bank.

The Robertson Agreement contains non-competition and non-solicitation covenants to prevent Mr. Robertson, during the term of the Robertson Agreement and for twenty-four (24) months thereafter, from competing with the Bank within a 100-mile radius of Fremont, Ohio, or soliciting customers or employees of the Bank to terminate their relationship with the Bank. The Robertson Agreement also contains a nondisclosure covenant that prevents Mr. Robertson from disclosing confidential information.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date, no person or entity beneficially owned more than five percent (5%) of the outstanding common shares of the Company.

As of the Record Date, the following sets forth certain information concerning the beneficial ownership of common shares by each director of the Company, by each person nominated by the Board of Directors for election as a director of the Company, by each of the named executive officers of the Company and by all current executive officers and directors of the Company as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
Michael D. Allen Sr.	5,005	(3)
James E. Bowlus (4)	32,706	1.95%
Stacy A. Cox	0	(3)
Thomas J. Elder Jr.	1,577	(3)
James R. Faist (5)	1,700	(3)
Claire F. Johansen	3,081	(3)
Stephen A. Kemper	13,019	(3)
Daniel W. Lease (6)	5,250	(3)
Barry F. Luse (7)	5,672	(3)
Thomas W. McLaughlin	4,200	(3)
Allan E. Mehlow	3,698	(3)
Kendall W. Rieman	4,000	(3)
Rick M. Robertson	4,800	(3)
Gary L. Zimmerman	840	(3)

All current executive officers and directors as a group (14 persons)	85,548	5.09%

(1)

Unless otherwise noted, the beneficial owner is the owner of record and has sole voting and investment power with respect to all of the common shares and none of the common shares are pledged as security, except for 4,200 common shares held by Mr. McLaughlin which are pledged as security to an unaffiliated financial institution. The mailing address of each of the current executive officers and directors of the Company is 323 Croghan Street, Fremont, Ohio 43420.

(2)

The percent of class is based upon the sum of (a) 1,673,380 common shares of the Company outstanding on the Record Date and (b) the number of common shares, if any, as to which the named person or group has the right to acquire beneficial ownership upon the exercise of options which are currently exercisable or will become exercisable within 60 days of the Record Date.

(3)	Reflects ownership of less than 1% of the outstanding common shares of the Company.

(4)	Includes 300 shares owned by Mr. Bowlus’ wife, as to which she exercises sole voting and investment power.

(5)	All shares are held in a trust for which Mr. Faist and his wife are co-trustees and as to which they exercise shared voting and investment power.

(6)	Includes 3,600 shares owned jointly by Mr. Lease and his wife, as to which they exercise shared voting and investment power.

(7)

Includes 130 shares owned by Mr. Luse’s wife, as to which she exercises sole voting and investment power, and 160 shares owned jointly by Mr. Luse and his wife, as to which they exercise shared voting and investment power.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

To the Company’s knowledge, based solely on a review of reports to the Company and written representations that no other reports were required, during the 2011 fiscal year, the officers and directors of the Company complied with all filing requirements applicable to officers, directors, and beneficial owners of more than 10% of the outstanding common shares of the Company under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The appointment of the Company’s independent registered public accounting firm is made annually by the Audit Committee of the Board of Directors. The Audit Committee has appointed CliftonLarsonAllen LLP (formerly Clifton Gunderson LLP) (“Clifton”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. The Audit Committee has decided to submit the appointment of Clifton to the shareholders for ratification as a matter of good corporate governance and because of the important role of the Company’s independent registered public accounting firm in reviewing the quality of the Company’s financial statements.

Clifton has served as the Company’s independent registered public accounting firm since 1995 and audited the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2011. In January 2012, a merger between Clifton Gunderson and LarsonAllen was completed, which resulted in the firm’s name changing to CliftonLarsonAllen LLP. The Board of Directors expects that representatives from Clifton: (1) will be present at the Annual Meeting, (2) will have the opportunity to make a statement if they desire to do so, and (3) will be available to respond to appropriate questions.

The affirmative vote of a majority of the Common Shares represented at the Annual Meeting, in person or by proxy, and entitled to vote on the proposal is required to ratify the appointment of Clifton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. The effect of an abstention is the same as a vote “AGAINST”. Even if the appointment of Clifton is ratified by the shareholders, the Audit Committee could decide to terminate the engagement of Clifton and to engage another independent registered public accounting firm if the Audit Committee, in its discretion, were to determine that such action is necessary or desirable. If the appointment of Clifton is not ratified, the Audit Committee will reconsider the appointment (but may decide to maintain the appointment).

The Audit Committee and the Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Clifton.

AUDIT COMMITTEE DISCLOSURE

In accordance with the Audit Committee Charter and the requirements of the Sarbanes-Oxley Act of 2002 and related SEC rules, all services to be provided by the Company’s independent registered public accounting firm are subject to pre-approval by the Audit Committee. This includes audit services, audit-related services, tax services and other services. In some cases, the pre-approval of services is provided by the full Audit Committee. In other cases, the Chair of the Audit Committee has the delegated authority to pre-approve additional services, and such pre-approvals are then communicated to the full Audit Committee. All (100%) of the audit services, audit related services, tax services, and other services provided by the Company’s independent registered public accounting firm, Clifton, during 2011 were pre-approved by the Audit Committee.

The Sarbanes-Oxley Act and related SEC rules prohibit the Company from obtaining certain non-audit services from its auditing firm in order to avoid potential conflicts of interest. The Company has not obtained any of these prohibited services from Clifton since these rules went into effect.

The following lists the fees that the Company paid or accrued for the audit and other services provided by Clifton for the following fiscal years.

	2011	2010

Audit Fees	$125,700	$99,800
Audit-Related Fees	25,600	31,450
Tax Fees	21,475	14,528

Total	$172,775	$145,778

Audit Fees

This category includes the audit of the Company’s annual financial statements, review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements and the preparation of the annual “management letter” on internal control matters.

Audit-Related Fees

This category consists of assurance and related services provided by Clifton that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” The services provided by Clifton under this category include: the annual audit of the Bank’s 401(k) Profit Sharing Plan, including review of the related Form 11-K for both years; reporting on the Trust Department and on suitability of the design and operating effectiveness of its controls for both years; and a review of the Bank’s general computer controls in 2010.

Tax Fees

This category consists of professional services rendered by Clifton for tax compliance, tax advice, and tax planning. The services provided by Clifton under this category include tax return preparation and miscellaneous technical tax advice.

All Other Fees

None

AUDIT COMMITTEE REPORT

In fulfilling its oversight responsibilities with respect to the Company’s audited financial statements for the year ended December 31, 2011, the Audit Committee has:

•	reviewed and discussed the Company’s audited financial statements with management;

•

discussed with Clifton, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•

received the written disclosures and the letter from Clifton required by applicable requirements of the Public Company Accounting Oversight Board regarding Clifton’s communications with the Audit Committee concerning independence, and has discussed with Clifton its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors of the Company (and the Board of Directors has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, for filing with the SEC.

Submitted by the members of the Audit Committee.

Michael D. Allen Sr., Daniel W. Lease (Chair) and Thomas W. McLaughlin

PROPOSAL 3 – APPROVAL OF THE CROGHAN BANCSHARES, INC. 2012 EQUITY INCENTIVE PLAN

The Board of Directors proposes that the shareholders approve the adoption of the Croghan Bancshares, Inc. 2012 Equity Incentive Plan (the “2012 Plan”). Upon the recommendation of the Compensation Committee, on February 14, 2012, the Board adopted the 2012 Plan, subject to approval by the shareholders. Set forth below is a summary of the material features of the 2012 Plan, which summary is qualified in its entirety by the text of the 2012 Plan, a copy of which is attached to this Proxy Statement as Appendix B.

GENERAL

The purposes of the 2012 Plan are to promote and advance the interests of the Company and its shareholders by enabling the Company to attract, retain and reward directors, managerial and other employees of the Company and its affiliates and to strengthen the mutuality of interests between such directors and employees and the Company’s shareholders by providing such persons with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company. The 2012 Plan serves these purposes by making stock-based awards (“Awards”) available for grant to eligible participants in the form of:

•	nonqualified stock options to purchase common shares (“NQSOs”);

•	incentive stock options to purchase common shares (“ISOs” and, together with NQSOs, “Options”);

•	stock appreciation rights (“SARs”);

•	restricted stock (“Restricted Stock”);

•	other stock-based Awards (“Other Stock-Based Awards”); and

•	performance-based Awards (“Performance-Based Awards”).

If approved by the shareholders, the 2012 Plan will replace the 2002 Plan. The 2002 Plan expired in March 2012 and no further awards will be issued under the 2002 Plan. At the time of its expiration, a total of 162,082 common shares, par value $12.50 per share, of the Company (“Shares”) remained available for issuance under the 2002 Plan. Awards outstanding under the 2002 Plan will remain in effect in accordance with their respective terms.

MATERIAL TERMS OF THE PLAN

Plan Administration

The 2012 Plan will be administered by a committee of the Board of Directors, which shall be comprised of at least two (2) directors, each of whom will be a “non-employee” director within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and an “independent director” under the rules of the exchange on which the shares are listed (the “Committee”).

The Committee will have full power and authority to: (1) interpret the 2012 Plan; (2) establish, amend, and rescind any rules and regulations relating to the 2012 Plan; (3) select employees or directors to receive an Award under the 2012 Plan (“Participants”); (4) establish the terms and conditions of any Award; and (5) make any other determinations it deems necessary or desirable for the administration of the 2012 Plan.

With respect to each Award granted under the 2012 Plan, the Company will enter into an agreement with the Participant which describes the terms and conditions of the Award (the “Award Agreement”). The Committee will have the authority to interpret all Award Agreements. In the event of a conflict between the terms of the Award Agreement and the terms of the 2012 Plan, the terms of the 2012 Plan will govern.

Eligibility

All employees and non-employee directors of the Company or any of its affiliates is eligible to be a Participant in the 2012 Plan. The estimated number of people eligible to be a Participant is 190. Participation in the 2012 Plan is based on Committee selection.

Available Shares

Subject to certain adjustments discussed below, the aggregate number of Shares available for the grant of Awards under the 2012 Plan will be 162,082, which is equal to the total number of Shares which remain available to be granted under the 2002 Plan at the time of its expiration in March 2012. The Shares may consist, in whole or in part, of (1) treasury shares, (2) authorized but unissued Shares not reserved for any other purpose, or (3) Shares purchased by the Company or an independent agent in either a private transaction or in the open market.

Upon the grant of an Award, the number of Shares available for issuance under the 2012 Plan will be reduced by an amount equal to the number of Shares subject to such an Award. The following Shares underlying such an Award will be added back to the 2012 Plan: (1) Shares covered by an Award that expires or is settled, forfeited, canceled, surrendered or otherwise terminated without the issuance of such Shares; (2) Shares covered by an Award that is settled only in cash; (3) any Shares subject to outstanding Awards under the 2002 Plan as of the date on which the 2012 Plan goes into effect, which, on that date cease for any reason to be subject to such Awards other than by reason of exercise or settlement of the Awards to the extent they are exercised for or settled in vested and non-forfeitable Shares; and (4) any Shares from Awards exercised for or settled in vested and nonforfeitable Shares that are later returned to the Company pursuant to any compensation recoupment policy, provision or agreement.

In the event of any dividend, split, recapitalization (including payment of an extraordinary dividend), merger, reorganization, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of Shares, or any other change affecting the Shares, the Committee will make any adjustments and substitutions it deems equitable and appropriate to (1) the aggregate number of Shares that are available to be issued under the 2012 Plan, and (2) the exercise price, number of Shares, and other terms or limitations applicable to outstanding Awards. Notwithstanding the foregoing, any adjustment will only be made to the extent that such adjustment complies, to the extent applicable, with Section 409A of the Code.

On March 8, 2012, the closing price of the Shares on NASDAQ was $35.00.

Types of Awards

Options. The Committee may grant Options at any time during the term of the 2012 Plan in such number, and upon such terms and conditions, as it determines. The exercise price of any Option will be at least equal to the fair market value of the Shares (based on recent closing prices of the Shares on NASDAQ) on the date the Option is granted, and may be paid (1) in cash, (2) by tendering previously-acquired Shares, (3) by a cashless exercise, and/or (4) by any other method approved by the Committee. The Committee will determine the term of the Option (which may not exceed ten years), the vesting terms and conditions and any other terms and conditions of the Option, all of which will be reflected in the related Award Agreement. The Award Agreement will specify whether the Option is intended to be an ISO or a NQSO. The Committee may grant all of the Shares available for issuance under the 2012 Plan with respect to ISOs. However, the Committee may only grant ISOs to employees of the Company or its subsidiaries, and all ISOs will be subject to certain additional restrictions, including without limitation, compliance with the requirements of Section 422 of the Code.

Stock Appreciation Rights. The Committee may grant SARs at any time during the term of the 2012 Plan in such number, and upon such terms and conditions, as it determines. SARs entitle the participant, upon settlement, to receive a payment based on the excess of the fair market value of the Shares on the date of exercise over the exercise price of the SARs. The exercise price of any SAR will be at least equal to the fair market value of the Shares on the date the SAR is granted. The Committee will also determine the term of the SAR (which may not exceed ten years), the vesting terms and conditions and any other terms and conditions of the SAR, all of which will be reflected in the related Award Agreement. Upon exercise of a SAR, a Participant will be entitled to receive an amount equal to the difference between (1) the fair market value of a Share on the exercise date and (2) the exercise price per Share, multiplied by the number of Shares with respect to which the SAR is exercised. A SAR may be settled in Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

Restricted Stock. The Committee may grant Shares of Restricted Stock at any time during the term of the 2012 Plan in such number, and upon such terms and conditions, as it determines. Restricted Stock consists of Shares that are issued to a Participant subject to forfeiture based upon satisfaction of certain terms, conditions and restrictions. The Committee will determine the terms, conditions and restrictions applicable to each Restricted Stock Award, all of which will be reflected in the related Award Agreement. Unless otherwise provided in the related Award Agreement or required by applicable law, the restrictions imposed on Shares of Restricted Stock will lapse upon the expiration or termination of the applicable restricted period and the satisfaction of any other applicable terms and conditions.

During the restricted period (1) unless otherwise provided in the Award Agreement, the Company will retain in its possession the certificates representing Shares of Restricted Stock until such time as all terms, conditions and/or restrictions applicable to such Shares have been satisfied or lapse; (2) the Shares of Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated; and (3) unless otherwise provided in the Award Agreement, the Participant will be entitled to all dividends and other distributions paid with respect to such Shares of Restricted Stock during the restricted period; provided, however, that receipt of any such dividends or other distributions will be subject to the same terms and conditions as the Shares of Restricted Stock with respect to which they are paid.

At the end of the restricted period, the Participant will forfeit the Shares of Restricted Stock if all terms, conditions and restrictions specified in the related Award Agreement have not been met, or the Company will distribute the Shares of Restricted Stock to the Participant if all terms, conditions and restrictions specified in the related Award Agreement have been met.

Other Stock-Based Awards. The Committee may grant Other Stock-Based Awards at any time during the term of the 2012 Plan in such number, and upon such terms and conditions, as it determines. Other Stock-Based Awards are Awards that are valued in whole or in part by reference to, or otherwise based on the fair market value of, the Shares, and shall be in such form as the Committee shall determine.

The Award Agreement relating to each Other Stock-Based Award will specify the terms and conditions upon which the Award will vest, the form of settlement (which may be in cash, Shares, or a combination thereof), whether the Award will include dividend equivalents, and any other terms and conditions of the Award.

Performance-Based Awards. The Committee may, in its sole discretion, grant to Participants Performance-Based Awards in such amounts and upon such terms and conditions as it determines. Each Performance-Based Award will be evidenced by an Award Agreement that will specify the payment amount or payment range, the time and method of settlement, and other terms and conditions, as applicable, of such Award.

Termination of Employment or Service

In the event of the termination of a Participant’s employment for Cause (as defined in the 2012 Plan), all Awards, whether or not vested or exercisable, will be forfeited as of the date of termination.

Unless otherwise determined by the Committee, in the event of the termination of a Participant’s employment for any reason other than death, Disability, Retirement or for Cause (all of which as defined in the 2012 Plan): (1) all exercisable Options or SARs may be exercised for a period of three months following the date of termination, but in no event beyond the original term of the Option or SAR; and (2) all unexercisable Options or SARs and all other unvested Awards will be forfeited as of the date of termination of employment.

Unless otherwise determined by the Committee at any time prior to or after such termination of employment, and included in the related Award Agreement or an amendment thereto, in the event of a Participant’s death, Disability or Retirement: (1) all Options or SARs (whether or not exercisable) may be exercised for a period of one year following the date of death, Disability or Retirement (provided that any ISO exercised more than three months following a Participant’s Retirement will be treated as a NQSO), but in no event beyond the original term of the Option or SAR; and (2) all other unvested Awards shall become fully vested; provided, however, that the vesting of any unvested Award whose vesting is contingent upon the satisfaction or attainment of Performance Criteria will be determined by the Committee in its sole discretion.

Change in Control

Except as otherwise provided in the related Award Agreement, if a Participant’s employment is terminated, other than for Cause, within two years following a Change in Control (as such term is defined in the 2012 Plan), then (1) all exercisable Options and SARs will become exercisable; and (2) all other unvested Awards will become fully vested, and with respect to any unvested Award whose vesting was based on the satisfaction or attainment of one or more performance criteria, as though the performance criteria were satisfied or attained.

In the event of a Change in Control, the Committee may, in its sole discretion, take such action as it deems necessary or desirable with respect to any Award that is outstanding as of the date of the consummation of the Change in Control. Such actions may include, without limitation: (1) the acceleration of the vesting, settlement and/or exercisability of an Award; (2) the payment of a cash amount in exchange for the cancellation of an Award; and/or (3) the issuance of substitute Awards that substantially preserve the value, rights and benefits of any affected Awards.

Amendment or Termination of the 2012 Plan

The Board of Directors or the Committee may amend and/or terminate the 2012 Plan at any time, except that no amendment or termination may be made without shareholder approval if (1) the amendment materially increases the benefits accruing to Participants, (2) the amendment would materially increase the aggregate number of Shares authorized for grant under the 2012 Plan, (3) the amendment would materially modify the eligibility requirements for participation, or (4) such approval is required by any applicable law, regulation or stock exchange rule.

Except for adjustments permitted under the 2012 Plan, neither the Board of Directors nor the Committee may amend the terms of an outstanding Award without shareholder approval to reduce the exercise price of an outstanding Option or SAR, or cancel an outstanding Option or SAR in exchange for cash, other Awards or SARs with an exercise price that is less than the exercise price of the original Option or SAR.

Transferability

No Award may be transferred by a Participant for value or consideration. An Award may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except by will or the laws of descent and distribution and, during a Participant’s lifetime, may be exercised only by the Participant, or the Participant’s guardian or legal representative.

Rights as a Shareholder

Except as otherwise provided in the 2012 Plan or in an Award Agreement, a Participant will have none of the rights of a shareholder with respect to Shares covered by an Award unless and until the Participant becomes the record holder of such Shares.

Effective Date and Term

The effective date of the Plan is the date on which it is approved by the shareholders of the Company and, unless earlier terminated, no ISOs may be granted after February 14, 2022, and no other Awards may be granted under the 2012 Plan after the tenth anniversary of the effective date of the Plan.

U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of the general U.S. federal income tax consequences relating to participation in the 2012 Plan. This summary is based on U.S. federal tax laws and Treasury Regulations in effect on the date of this Proxy Statement, and does not purport to be a complete description of the U.S. federal income tax laws. In addition, this summary does not constitute tax advice or describe federal employment, state, local or foreign tax consequences. Each Participant should consult with his or her tax advisor concerning the U.S. federal income tax and other tax consequences of participating in the 2012 Plan.

Incentive Stock Options. The Company intends that the ISOs qualify for special treatment available under Section 422 of the Code. A Participant will not recognize taxable income when an ISO is granted and the Company will not receive a deduction at that time. A Participant will not recognize ordinary income upon the exercise of an ISO provided that the Participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the grant date of the ISO and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the Participant’s employment is terminated due to Disability).

If a Participant does not sell or otherwise dispose of the Shares acquired upon the exercise of an ISO within two years from the grant date of the ISO or within one year after the Participant receives the Shares, then, upon disposition of such Shares, any amount realized in excess of the exercise price will be taxed to the Participant as a capital gain, and the Company will not be entitled to a corresponding deduction. The Participant generally will recognize a capital loss to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the Participant generally will recognize ordinary income at the time of the disposition of the Shares in an amount equal to the lesser of (1) the excess of the fair market value of the Shares on the date of exercise over the exercise price, or (2) the excess, if any, of the amount realized upon disposition of the Shares over the exercise price, and the Company will be entitled to a corresponding deduction. Any amount realized in excess of the value of the Shares on the date of exercise will be capital gain. If the amount realized is less than the exercise price, the Participant generally will recognize a capital loss equal to the excess of the exercise price over the amount realized upon the disposition of the Shares.

The rules that apply generally to ISOs do not apply when calculating any alternative minimum tax liability. The rules affecting the application of the alternative minimum tax are complex, and their effect depends on individual circumstances, including whether a Participant has items of adjustment other than those derived from ISOs.

Nonqualified Stock Options. A Participant will not recognize any income when a NQSO is granted, and the Company will not receive a deduction at that time. However, when a NQSO is exercised, a Participant will recognize ordinary income equal to the excess, if any, of the fair market value of the Shares that the Participant purchased on the date of exercise over the exercise price. If a Participant uses Shares or a combination of Shares and cash to pay the exercise price of a NQSO, the Participant will recognize ordinary income equal to the value of the excess of the number of Shares that the Participant purchases over the number of Shares that the Participant surrenders, less any cash the Participant uses to pay the exercise price. When a NQSO is exercised, the Company will be entitled to a deduction equal to the ordinary income that the Participant recognizes.

If the amount a Participant receives upon disposition of the Shares that the Participant acquired by exercising a NQSO is greater than the aggregate exercise price that the Participant paid, the excess will be treated as a long-term or short-term capital gain, depending on whether the Participant held the Shares for more than one year after the Participant acquired them by exercising the NQSO. Conversely, if the amount a Participant receives upon disposition of the Shares that the Participant acquired by exercising a NQSO is less than the aggregate exercise price the Participant paid, the difference will be treated as a long-term or short-term capital loss, depending on whether the Participant held the Shares for more than one year after the Participant acquired them by exercising the NQSO.

Stock Appreciation Rights. A Participant will not recognize taxable income when a SAR is granted, and the Company will not receive a deduction at that time. When a SAR is exercised, a Participant will recognize ordinary income equal to the excess of the cash and/or the fair market value of the Shares the Participant receives over the aggregate exercise price of the SAR, if any, and the Company will be entitled to a corresponding deduction.

If the amount a Participant receives upon disposition of the Shares that the Participant acquired by exercising a SAR is greater than the aggregate exercise price that the Participant paid, the excess will be treated as a long-term or short-term capital gain, depending on whether the Participant held the Shares for more than one year after the Participant acquired them by exercising the SAR. Conversely, if the amount a Participant receives upon disposition of the Shares that the Participant acquired by exercising a SAR is less than the aggregate exercise price that the Participant paid, the difference will be treated as a long-term or short-term capital loss, depending on whether the Participant held the Shares for more than one year after the Participant acquired them by exercising the SAR.

Restricted Stock. Unless a Participant makes an election under Section 83(b) of the Code (a “Section 83(b) Election”), the Participant generally will not recognize taxable income when Restricted Stock is granted, and the Company will not receive a deduction at that time. Instead, a Participant will recognize ordinary income when the Restricted Stock vests (i.e., when the underlying Shares are freely transferable or not subject to a substantial risk of forfeiture) equal to the fair market value of the Shares that the Participant receives when the terms, conditions and restrictions have been met, less any consideration paid for the Restricted Stock, and the Company generally will be entitled to a deduction equal to the income that the Participant recognizes.

If the amount a Participant receives upon disposition of these Shares is greater than the fair market value of the Shares when the Restricted Stock vested, the excess will be treated as a long-term or short-term capital gain, depending on whether the Participant held the Shares for more than one year after the Restricted Stock vested. Conversely, if the amount the Participant receives upon disposition of these Shares is less than the fair market value of the common when the Restricted Stock vested, the difference will be treated as a long-term or short-term capital loss, depending on whether the Participant held the Shares for more than one year after the Restricted Stock vested.

If a Participant makes a Section 83(b) Election, the Participant will recognize ordinary income on the grant date equal to the fair market value of the Shares subject to the Restricted Stock Award on the grant date, and the Company will be entitled to a deduction equal to the income that the Participant recognizes at that time.

However, the Participant will not recognize income when (and if) the Restricted Stock vests. If a Participant who has made a Section 83(b) Election earns the Shares subject to a Restricted Stock Award, any appreciation between the grant date and the date the Participant disposes of the Shares will be treated as a long-term or short-term capital gain, depending on whether the Participant held the Shares for more than one year after the grant date. Conversely, if the amount the Participant receives upon disposition of these Shares is less than the fair market value of the Shares on the grant date, the difference will be treated as a long-term or short-term capital loss, depending on whether the Participant held the Shares for more than one year after the grant date. Also, if a Participant forfeits his or her Restricted Stock, the Participant cannot take a tax deduction in connection with the forfeiture of the Restricted Stock subject to a Section 83(b) Election.

Other Stock-Based Awards. Generally, a Participant will not recognize taxable income when an Other Stock-Based Award is granted, and the Company will not receive a deduction at that time. However, upon the settlement of an Other Stock-Based Award, the Participant will recognize ordinary income equal to the cash and/or fair market value of the Shares that the Participant receives, less the aggregate exercise price of the Other Stock-Based Award, if any. The Company generally will be entitled to a deduction equal to the income that the Participant recognizes.

If the Participant receives Shares upon the settlement of an Other Stock-Based Award and the amount the Participant receives upon disposition of the Shares upon the settlement of the Other Stock-Based Award is greater than the fair market value of the Shares when they were issued to the Participant, the excess will be treated as a long-term or short-term capital gain, depending on whether the Participant held the Shares for more than one year after they were issued. Conversely, if the amount the Participant receives upon disposition of these Shares is less than the value of the Shares when they were issued, the difference will be treated as a long-term or short-term capital loss, depending on whether the Participant held the Shares for more than one year after they were issued.

Section 162(m) of the Internal Revenue Code

Under the 2012 Plan, the Committee may grant Restricted Stock, Other Stock-Based Awards and Performance-Based Awards in a manner that constitutes “qualified performance-based compensation” for purposes of Section 162(m) of the Code and the Treasury Regulations promulgated thereunder (“Performance-Based Compensation”). Section 162(m) generally limits the deduction that the Company may take for certain remuneration paid in excess of $1,000,000 to any “covered employee” (as defined in Section 162(m)) in any one taxable year. Performance-Based Compensation granted under the 2012 Plan will not count against this $1,000,000 deduction limitation provided that (1) the lapse of restrictions on such Performance-Based Compensation and the distribution of cash, Shares or other property pursuant to such Performance-Based Compensation is contingent upon satisfying one or more of the performance criteria enumerated in the 2012 Plan (“Performance Criteria”) as established and certified by the Committee, and (2) the Performance-Based Compensation otherwise satisfies the requirements for qualified performance-based compensation under Section 162(m). The 2012 Plan is designed so that Options and SARs granted thereunder will be considered qualified performance-based compensation for purposes of Section 162(m). The Company is submitting the 2012 Plan, including the Performance Criteria set forth therein, to the shareholders for approval at the Annual Meeting to ensure that Performance-Based Compensation granted under the 2012 Plan will be deductible as qualified performance-based compensation.

Section 409A

Section 409A of the Code imposes certain restrictions on amounts deferred under non-qualified deferred compensation plans and a 20% additional tax on amounts that are subject to, but do not comply with, Section 409A. Section 409A includes a broad definition of non-qualified deferred compensation plans, which includes certain types of equity incentive compensation. The Company intends for the Awards granted under the 2012 Plan to comply with or be exempt from the requirements of Section 409A and the Treasury Regulations promulgated thereunder.

NEW PLAN BENEFITS

All Awards granted under the Plan will be at the discretion of the Committee. As a result, the specific number and terms of Awards that (a) will be granted to participants or (b) would have been granted to participants during the 2011 fiscal year had the Plan been in place, are not determinable.

RECOMMENDATION AND VOTE

Shareholder approval of the Croghan Bancshares, Inc. 2012 Equity Incentive Plan requires the affirmative vote of the holders of a majority of the common shares of the Company voted on the proposal. Broker non-votes will not be treated as votes cast. The effect of an abstention is the same as a vote “AGAINST”.

The Board of Directors unanimously recommends a vote FOR the adoption of the Croghan Bancshares, Inc. 2012 Equity Incentive Plan.

SHAREHOLDER PROPOSALS FOR 2013 ANNUAL MEETING

Any qualified shareholder who desires to present a proposal for consideration at the 2013 Annual Meeting of Shareholders must submit the proposal in writing to the Secretary of the Company. To be eligible for inclusion in the Company’s notice of meeting, proxy statement, and proxy card relating to the 2013 Annual Meeting, a proposal must be received by the Secretary of the Company no later than November 28, 2012. Upon receipt of a shareholder proposal, the Company will determine whether or not to include the proposal in the proxy materials in accordance with applicable SEC rules.

The SEC has promulgated rules relating to the exercise of discretionary voting authority under proxies solicited by the Board of Directors. If a shareholder intends to present a proposal at the 2013 Annual Meeting and does not notify the Secretary of the Company of the proposal on or before February 11, 2013, the proxies solicited by the Board of Directors for use at the 2013 Annual Meeting may be voted on the proposal in the event it is presented at the meeting, without any discussion of the proposal in the Company’s proxy materials.

ANNUAL REPORT ON FORM 10-K

The Company will provide without charge to any shareholder, upon written request, a copy of the Company’s Annual Report on Form 10-K, including financial statements and schedules thereto, required to be filed under the Exchange Act for the Company’s fiscal year ended December 31, 2011. Such written request should be directed to Barry F. Luse, Secretary, Croghan Bancshares, Inc., 323 Croghan Street, Fremont, Ohio 43420.

REPORTS TO BE PRESENTED AT THE ANNUAL MEETING

The Company’s Annual Report for the year ended December 31, 2011, containing financial statements for such year and the signed opinion of Clifton with respect to such financial statements will be presented at the Annual Meeting. The Company’s Annual Report is not to be regarded as proxy soliciting material, and the Company’s management does not intend to solicit any action from the shareholders with respect to such Annual Report.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors knows of no other business to be presented for action by the shareholders at the Annual Meeting other than as set forth in this Proxy Statement. However, if any other matter is properly presented at the Annual Meeting, or at any adjournment(s) thereof, it is intended that the persons named as proxies in the enclosed proxy card may vote the common shares represented by such proxy on such matters in accordance with their best judgment in light of the conditions then prevailing.

YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SUBMIT YOUR PROXY PROMPTLY. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH TO DO SO.

By Order of the Board of Directors,

Rick M. Robertson
March 29, 2012	President and Chief Executive Officer

APPENDIX A

CROGHAN BANCSHARES, INC.

AUDIT COMMITTEE CHARTER

(Revised February 14, 2012)

I.	PURPOSE

This Charter governs the operations of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Croghan Bancshares, Inc. (the “Company”). The purpose of the Committee is to oversee the accounting and financial reporting processes of the Company, the annual audits of the Company’s financial statements and the Company’s internal audit function; to review the adequacy of the Company’s system of internal controls; to select, retain and oversee the Company’s independent auditor; and to establish procedures for the receipt and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing matters or other compliance matters. In so doing, the Committee will maintain a free and open means of communication among the directors, the independent auditors, the internal auditors and the Company’s management.

II.	COMPOSITION

The Committee shall serve at the pleasure of the Board. The Committee shall consist of at least three members of the Board, each of whom shall be appointed annually by the Board. Unless a chair of the Committee has been appointed by the Board, the members of the Committee may designate a chair by majority vote of the full Committee membership.

Each member of the Committee shall be free of any relationship that, in the opinion of the Board, may interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. All Committee members must:

•	satisfy the standards of independence prescribed by the applicable rules of The Nasdaq Stock Market LLC (“Nasdaq”);

•

satisfy the independence standards specified in the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”), including Rule 10A-3 under the Securities Exchange Act of 1934, as amended;

•	satisfy the independence and experience requirements of the applicable laws, rules and regulations of the Federal Deposit Insurance Corporation (the “FDIC”); and

•	be financially literate and able to read and understand fundamental financial statements, including the Company’s balance sheet and statements of operations, stockholders’ equity and cash flows.

At least one member of the Committee shall qualify as an “audit committee financial expert” in compliance with the criteria established by the SEC. The existence of such a member, including his or her name and whether or not he or she is independent, will be disclosed in periodic filings as required by the SEC.

At least two members of the Committee shall have banking or related financial management expertise as defined by the FDIC. In addition, no member of the Committee shall be considered a “large customer” under the rules and regulations of the FDIC.

No member of the Committee shall participate in the preparation of the financial statements of the Company or any then current subsidiary of the Company (a) at any time during such member’s service on the Committee or (b) at any other time which would cause such member not to satisfy the independence standards of Nasdaq or the SEC or any other applicable laws, rules and regulations governing the independence of members of the Committee.

No member of the Committee shall simultaneously serve on the audit committee of more than two other public companies.

III.	MEETINGS AND MINUTES

The Committee shall meet on at least a quarterly basis and at such other times as the Committee deems necessary to fulfill its responsibilities set forth in this Charter. Content of the agenda for each meeting should be set by the Committee chair. A majority of the Committee members shall constitute a quorum for the transaction of business. The Committee shall meet in a separate executive session with the independent auditors at least once each year and at other times when considered appropriate to review any matters that the Committee believes should be discussed privately. Members will strive to be present at all meetings. As necessary or desirable, the Committee may request that members of management, the internal auditors and/or the independent auditors be present at Committee meetings. The Committee shall maintain written minutes of its meetings and shall submit the minutes to, or otherwise report to and discuss the matters from each Committee meeting with, the Board.

IV.	AUTHORITY

In discharging its oversight responsibilities, the Committee is authorized and empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company; to engage independent legal counsel and other advisers as it determines necessary to discharge its responsibilities; and to demand and receive funding by the Company for the payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out the Committee’s duties. The Committee shall also carry out such other duties and responsibilities delegated to it by the Board from time to time that are related to the purpose of the Committee.

V.	RESPONSIBILITIES

The primary responsibility of the Committee is to oversee the Company’s accounting and financial reporting process on behalf of the Board and report the results of their activities to the Board. While the Committee has the oversight responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. These are the responsibilities of the Company’s independent auditors and management.

In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal duties and responsibilities of the Committee. These duties and responsibilities are set forth as a guide with the understanding that the Committee may supplement them as appropriate in view of changing business, legal, regulatory, or other conditions.

1.

The Committee shall review and reassess the adequacy of this Charter periodically as conditions dictate, but at least annually, and shall obtain the approval of the Board for any amendments to this Charter.

2.

The Committee shall be directly responsible for the selection, retention and, when appropriate, termination of the Company’s independent auditor, the setting of the independent auditor’s compensation, and the oversight of the work of the independent auditor, including resolution of disagreements between management and the independent auditors regarding financial reporting. These powers shall rest solely with the Committee, and the independent auditor shall report directly to the Committee.

3.

The Committee shall review and pre-approve all audit services and all permitted non-audit services to be performed by the independent auditor to the Company or its subsidiary and shall not engage the independent auditor to perform the specific non-audit services prohibited by law or regulation. The Committee may delegate pre-approval authority to a member of the Committee, provided that the decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next meeting. The Committee may establish pre-approval policies and procedures in compliance with the rules established by the SEC.

4.

Before each audit begins, the Committee shall discuss annually with the company’s contracted auditors (both internal and external), the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. The Committee shall also address the coordination of the audit efforts to assure best completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

5.

The Committee shall review with the independent auditor: (a) the scope and results of the independent audit; (b) any problems or difficulties that the independent auditor encountered in the course of the audit, such as restrictions on the scope of work or access to required information, and management’s response; and (c) any comments or suggestions regarding improvements that could be made to the internal controls and/or accounting practices and procedures of the Company.

6.

At least annually, the Committee shall consider the independence of the independent auditor, including whether the provision by the independent auditor of non-audit services is compatible with independence. The Committee shall also ensure that the independent auditor submits to the Committee periodically (but at least annually) a written statement of all relationships between the independent auditor and the Company and its subsidiary, consistent with Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, adopted by the Public Company Accounting Oversight Board, as such rule may be amended, modified or supplemented, and engage in active dialog with the independent auditor about all significant relationships the auditor has with the Company and its subsidiary to determine the auditor’s independence. The Committee shall also establish policies for the hiring of employees or former employees of the independent auditor.

7.

The Committee shall meet with the independent auditor, without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Committee’s review should include the matters required to be discussed by Statement on Auditing Standards No. 61, as such standard may be amended, modified or supplemented, and an explanation from the independent auditor of the factors considered by the independent auditor in determining the audit’s scope. The Committee shall confirm with the independent auditor that no limitations have been placed on the scope or nature of its audit.

8.

The Committee shall review with management and the independent auditors the consolidated financial statements and the disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company’s Annual Report on Form 10-K to be filed with the SEC (or in the annual report to shareholders if distributed prior to the filing of the Form 10-K), including their judgment about the quality, not just the acceptability, of the Company’s accounting principles, the consistency of the Company’s accounting policies and their application, the reasonableness of significant judgments and accounting estimates, the clarity and completeness of the Company’s consolidated financial statements, including related disclosures, and any other matters required to be discussed with the independent auditors by Statement on Auditing Standards Nos. 54, 99 and 114, as those standards may be amended, modified or supplemented. The Committee shall also discuss the results of the annual audit and any other matters required to be communicated to the Committee by the Company’s independent auditor under generally accepted auditing standards and other applicable laws and regulations, including: (a) all significant accounting policies and practices to be used; (b) all alternative treatments within U.S. generally accepted accounting principles for policies and practices related to material items that have been discussed with management of the Company; and (c) other material written communications between the independent auditor and management of the Company, such as any management letter or schedule of unadjusted differences. The Committee shall recommend to the Board whether the Company’s audited consolidated financial statements should be included in the Annual Report on Form 10-K to be filed with the SEC.

9.

The Committee shall review the interim financial statements and the disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations with management, and review any communications from the Company’s independent auditors regarding such interim financial statements, before the filing of the Company’s Quarterly Report on Form 10-Q with the SEC. The Committee shall review and discuss earnings releases, as well as any other financial information in a Current Report on Form 8-K filing or press release which is provided to the public. The chair of the Committee may represent the entire Committee for purposes of this review.

10.

The Committee shall review disclosures made by the principal executive officer and the principal financial officer of the Company during the certification process in respect of each Quarterly Report on Form 10-Q and each Annual Report on Form 10-K, regarding any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting and any fraud that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. The Committee shall also discuss any changes in the Company’s internal control over financial reporting which occurred during the last quarter.

11.

The Committee shall prepare the Audit Committee report required to be included in the Company’s annual proxy statement pursuant to the rules and regulations of the SEC. The name of each Committee member must appear below the report.

12.

The Committee shall review and concur in the appointment, replacement, reassignment or dismissal of the internal auditor, the scope of the internal audit, the internal audit budget and staffing, internal audit policies, and the internal auditor’s compliance with the Institute of Internal Auditors Statements for Professional Practice of Internal Auditing.

13.

The Committee shall review and oversee procedures designed to identify “related party” transactions that are material to the Company’s consolidated financial statements or otherwise require disclosure under applicable laws and rules adopted by the SEC or any other appropriate agency or body. The Audit Committee shall have the authority to approve any such “related party” transactions.

14.

The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, as well as for the confidential, anonymous submission by employees of the Company or its subsidiary of concerns regarding questionable accounting or auditing matters.

15.

The Committee shall investigate any matter brought to its attention within the scope of its duties and perform any other activities consistent with this Charter, the Company’s Code of Regulations and governing law, as the Committee or the Board deems necessary or appropriate.

16.

The Committee shall oversee compliance with the Audit Policy adopted by the Audit Committee of the Board of Directors of The Croghan Colonial Bank, and any other policies applicable to the annual independent audit of The Croghan Colonial Bank.

APPENDIX B

CROGHAN BANCSHARES, INC.

2012 EQUITY INCENTIVE PLAN

The purposes of the Plan are to promote and advance the interests of the Company and its shareholders by enabling the Company to attract, retain and reward directors, managerial and other employees of the Company and its Affiliates and to strengthen the mutuality of interests between such directors and employees and the Company’s shareholders by providing such persons with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

ARTICLE I

DEFINITIONS

When used in the Plan, the following capitalized words, terms and phrases shall have the meanings set forth in this Article I. For purposes of the Plan, the form of any word, term or phrase shall include any and all of its other forms.

1.1    “Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto.

1.2    “Affiliate” shall mean any entity with whom the Company would be considered a single employer under Section 414(b) or (c) of the Code, but modified as permitted under Treasury Regulations promulgated under any Code section relevant to the purpose for which the definition is applied.

1.3    “Award” shall mean any Nonqualified Stock Option, Incentive Stock Option, Stock Appreciation Right, Restricted Stock or Other Stock-Based Award granted pursuant to the Plan.

1.4    “Award Agreement” shall mean any written or electronic agreement between the Company and a Participant that describes the terms and conditions of an Award. If there is a conflict between the terms of the Plan and the terms of an Award Agreement, the terms of the Plan shall govern.

1.5    “Board” shall mean the Board of Directors of the Company.

1.6    “Cause” shall mean, unless otherwise provided in the related Award Agreement or in any employment agreement between the Participant and the Company or any Affiliate (but only within the context of the events contemplated by the employment agreement), a Participant’s: (a) willful and continued failure to substantially perform assigned duties for a period of ten (10) days following written notice from the Company of such failure; (b) gross misconduct; (c) material breach of any term of any agreement with the Company or any Affiliate, including the Plan and any Award Agreement, which is not cured within ten (10) days following written notice from the Company of such breach; (d) conviction of (or plea of no contest or nolo contendere to) (i) a felony or a misdemeanor that originally was charged as a felony but which was subsequently reduced to a misdemeanor through negotiation with the charging entity or (ii) a crime other than a felony, which involves a breach of trust or fiduciary duty owed to the Company or any Affiliate; or (e) violation of the Company’s code of conduct or any other material policy of the Company or any Affiliate that applies to the Participant which is not cured within ten (10) days following written notice from the Company of the violation. Notwithstanding the foregoing, Cause will not arise solely because the Participant is absent from active employment during periods of vacation, consistent with the Company’s applicable vacation policy, or other period of absence approved by the Company.

1.7    “Change in Control” shall mean: (a) the execution of an agreement for the sale of all, or a material portion of, the assets of the Company; (b) the execution of an agreement for a merger or recapitalization of the Company or any merger or recapitalization whereby the Company is not the surviving entity; (c) a change of control of the Company, as defined or determined by the Board of Governors of the Federal Reserve System or the Federal Deposit Insurance Corporation; (d) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of the term “beneficial ownership” as defined under Section 13(d) of the Act and the rules promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group; or (e) any offer or announcement, oral or written, by any person or any persons acting as a group, to acquire control of the Company as to which an application or notice has been filed with the Board of Governors of the Federal Reserve System or the Federal Deposit Insurance Corporation and such application has been approved or such notice has not been disapproved. A Change in Control may also include any of the foregoing transactions involving an Affiliate, but only with respect to a Participant who is employed by such Affiliate.

Notwithstanding the foregoing, with respect to the payment, exercise or settlement of any Award that is subject to Section 409A of the Code (and for which no exception applies), a Change in Control shall be deemed not to have occurred unless the events or circumstances constituting a Change in Control also constitute a “change in control event” within the meaning of Section 409A of the Code.

1.8    “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. Any reference to the Code shall include a reference to its associated Treasury Regulations.

1.9    “Committee” shall mean a committee of the Board, which will be comprised of at least two (2) directors, each of whom is a “non-employee” director within the meaning of Rule 16b-3 under the Act, and an “independent director” under the rules of the exchange on which the Shares are listed. The mere fact that a member of the Committee shall fail to satisfy any of the foregoing requirements shall not invalidate any Award made by the Committee that is otherwise validly made under the Plan.

1.10    “Company” shall mean Croghan Bancshares, Inc, an Ohio corporation, and any successor thereto.

1.11    “Director” shall mean a person who is a member of the Board, excluding any member who is an Employee.

1.12    “Disability” shall mean:

(a)    With respect to an Award, other than an Award that is (or becomes subject to Section 409A of the Code) or an Incentive Stock Option, “disability” for purposes of the Company or an Affiliate’s long-term disability plan;

(b)    With respect to the payment, exercise or settlement of any Award that is (or becomes) subject to Section 409A of the Code (and for which no exception applies), “disability” as defined in Section 409A of the Code; and

(c)    With respect to an Incentive Stock Option, “disability” as defined in Section 22(e)(3) of the Code.

1.13    “Effective Date” shall mean the date on which the Company’s shareholders approve the Plan, as set forth in Article XV.

1.14    “Employee” shall mean any person who is a common law employee of the Company or any Affiliate. A person who is classified as other than a common-law employee but who is subsequently reclassified as a common law employee of the Company or any Affiliate for any reason and on any basis shall be treated as a common law employee only from the date that reclassification occurs and shall not retroactively be reclassified as an Employee for any purpose under the Plan.

1.15    “Fair Market Value” shall mean the value of one Share on any relevant date, determined under the following rules:

(a)    If the Shares are traded on an exchange, the reported “closing price” on the relevant date if it is a trading day, otherwise on the next trading day;

(b)    If the Shares are traded over-the-counter the average reported closing price of a Share for the thirty (30) day period preceding the date of grant; or

(c)    If neither (a) nor (b) applies: (i) with respect to Options, Stock Appreciation Rights and any Award that is subject to Section 409A of the Code, the value as determined by the Committee through the reasonable application of a reasonable valuation method, taking into account all information material to the value of the Company, within the meaning of Section 409A of the Code and the Treasury Regulations promulgated thereunder; and (ii) with respect to all other Awards, the fair market value as determined by the Committee in good faith.

1.16    “Incentive Stock Option” shall mean an Option that is intended to meet the requirements of Section 422 of the Code.

1.17    “Nonqualified Stock Option” shall mean an Option that is not intended to be an Incentive Stock Option.

1.18    “Option” shall mean an option to purchase Shares which is granted pursuant to Article V of the Plan. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

1.19    “Other Stock-Based Award” shall mean an Award granted pursuant to Article VIII of the Plan.

1.20    “Participant” shall mean an Employee or Director who is granted an Award under the Plan.

1.21    “Performance-Based Award” shall mean an Award described in Article IX of the Plan.

1.22    “Performance Criteria” shall mean: (a) revenue; (b) income (including, but not limited to, net earnings, net income, before or after taxes, interest income, non-interest income and fee income); (c) earnings per share; (d) loan, deposit, new market or asset growth; (e) return measures (including return on assets and equity); (f) tangible equity; (g) economic profit added; (h) earnings before or after taxes, interest, depreciation and/or amortization; (i) interest spread; (j) productivity ratios; (k) share price (including, but not limited to, growth measures and total shareholder return); (l) expense targets; (m) credit quality; (n) efficiency ratio; (o) market share; (p) customer satisfaction; (q) asset quality measures (including, but not limited to, non-performing assets, net charge-offs, classified assets, Texas Ratio, ALLL etc.; (r) capitalization (including, but not limited to, Tier 1 capital, CAMELS rating); (s) net income after cost of capital (NIACC); (t) strategic objectives (including, branding, mergers and acquisitions, succession management, dynamic market response, new product build out, expense reduction initiatives, risk management and regulatory compliance); or (u) such other measures as the Committee may select from time to time.

Different Performance Criteria may be applied to individual Participants or to groups of Participants and, as specified by the Committee, may relate to the individual Participant, the Company, one or more Affiliates, or one or more of their respective divisions or business units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, in each case, as determined by the Committee in its sole discretion.

1.23    “Plan” shall mean the Croghan Bancshares, Inc. 2012 Equity Incentive Plan, as set forth herein and as may be amended from time to time.

1.24    “Prior Plan” shall mean the Croghan Bancshares, Inc. Amended and Restated 2002 Stock Option and Incentive Plan. Upon approval of the Plan by the Company’s shareholders, no further awards will be issued under the Prior Plan, although the Prior Plan will remain in effect after the Company’s shareholders approve the Plan for purposes of determining any grantee’s right to awards issued under the Prior Plan before that date

1.25    “Restricted Stock” shall mean an Award granted pursuant to Article VII of the Plan under which a Participant is issued Shares which are subject to specified restrictions on vesting and transferability.

1.26    “Retirement” means, with respect to a Participant who is an Employee, the Participant’s voluntary retirement from the Company or an Affiliate at or after attaining age 60.

1.27    “Shares” shall mean the common shares, par value $12.50 per share, of the Company or any security of the Company issued in substitution, exchange or in place of these shares.

1.28    “Stock Appreciation Right” shall mean an Award granted pursuant to Article VI of the Plan under which a Participant is given the right to receive the difference between the Fair Market Value of a Share on the date of grant and the Fair Market Value of a Share on the date of exercise of the Award.

ARTICLE II

SHARES SUBJECT TO THE PLAN

2.1    Number of Shares Available for Awards. Subject to this Article II, the aggregate number of Shares with respect to which Awards may be granted under the Plan shall be the number of Shares that, on the date the Plan is approved by the Company’s shareholders, are available to be granted under the Prior Plan but which are not then subject to outstanding awards under the Prior Plan, all of which may be granted with respect to Incentive Stock Options. The Shares may consist, in whole or in part, of treasury Shares, authorized but unissued Shares not reserved for any other purpose or Shares purchased by the Company or an independent agent in either a private transaction or in the open market.

2.2    Share Usage. Upon a grant of an Award, the number of Shares available for issuance under the Plan shall be reduced by an amount equal to the number of Shares subject to such Award, and the following Shares underlying such an Award shall be added back to the Plan: (a) Shares covered by an Award that, expires or is settled, forfeited, canceled, surrendered or otherwise terminated without the issuance of such Shares; (b) Shares covered by an Award that is settled only in cash; (c) any Shares subject to outstanding awards under the Prior Plan as of the Effective Date that on or after the Effective Date cease for any reason to be subject to such awards other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and non-forfeitable Shares; and (d) any Shares from Awards exercised for or settled in vested and nonforfeitable Shares that are later returned to the Company pursuant to any compensation recoupment policy, provision or agreement.

2.3     Adjustments. In the event of any Share dividend, Share split, recapitalization (including payment of an extraordinary dividend), merger, reorganization, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of Shares or any other change affecting the Shares, the Committee shall make such substitutions and adjustments, if any, as it deems equitable and appropriate to: (a) the aggregate number of Shares that may be issued under the Plan; and (b) the exercise price, number of Shares and other terms or limitations applicable to outstanding Awards. Notwithstanding the foregoing, an adjustment pursuant to this Section 2.3 shall be made only to the extent such adjustment complies, to the extent applicable, with Section 409A of the Code.

ARTICLE III

ADMINISTRATION

3.1     In General. The Plan shall be administered by the Committee. The Committee shall have full power and authority to: (a) interpret the Plan and any Award Agreement; (b) establish, amend and rescind any rules and regulations relating to the Plan; (c) select Participants; (d) establish the terms and conditions of any Award consistent with the terms and conditions of the Plan, including the dates on which Awards may vest and be exercised, the acceleration of any such dates and the expiration date of any Award; and (e) make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan shall be made in the Committee’s sole and absolute discretion and shall be final, conclusive and binding on all persons.

3.2     Delegation of Duties. In its sole discretion, the Committee may delegate any ministerial duties associated with the Plan to any person (including Employees) it deems appropriate; provided, however, that the Committee may not delegate (a) any duties that it is required to discharge pursuant to any applicable law; (b) its authority to grant Awards to any Participant who is subject to Section 16 of the Act; and (c) its authority under any equity award granting policy of the Company that may be in effect from time to time.

ARTICLE IV

ELIGIBILITY

Any Employee or Director selected by the Committee shall be eligible to be a Participant in the Plan; provided, however, that Incentive Stock Options shall only be granted to Employees who are employed by the Company or an Affiliate that is a “subsidiary” corporation, as defined in Section 424 of the Code.

ARTICLE V

OPTIONS

5.1     Grant of Options. Subject to the terms and conditions of the Plan, Options may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

5.2     Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Option, the number of Shares covered by the Option, the conditions upon which the Option shall become vested and exercisable and such other terms and conditions, including covenants with respect to non-competition, non-solicitation or otherwise, as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan. The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

5.3     Exercise Price. The exercise price per Share of an Option shall be determined by the Committee at the time the Option is granted; provided, however, that in no event shall the exercise price per Share of any Option be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant.

5.4     Term. The term of an Option shall be determined by the Committee; provided, however, that in no event shall the term of any Option exceed ten (10) years from its date of grant.

5.5     Exercisability. Options shall become exercisable at such times and upon such terms and conditions as shall be determined by the Committee. Such terms and conditions may include, without limitation, the satisfaction of (a) performance goals based on one (1) or more Performance Criteria, and/or (b) time-based vesting requirements.

5.6    Exercise of Options. Except as otherwise provided in the Plan or in a related Award Agreement, an Option may be exercised for all or any portion of the Shares for which it is then exercisable. An Option shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Committee which sets forth the number of Shares with respect to which the Option is to be exercised and full payment of the exercise price for such Shares. The exercise price of an Option may be paid: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the aggregate exercise price; provided that such Shares had been held for at least six (6) months or such other period required to obtain favorable accounting treatment and to comply with the requirements of Section 16 of the Act; (c) by a cashless exercise (including by withholding Shares deliverable upon exercise and through a broker-assisted arrangement to the extent permitted by applicable law); (d) by a combination of the methods described in clauses (a), (b) and/or (c); or (e) though any other method approved by the Committee in its sole discretion. As soon as practicable after receipt of the notification of exercise and full payment of the exercise price, the Company shall cause the appropriate number of Shares to be issued to the Participant.

5.7    Special Rules Applicable to Incentive Stock Options. Notwithstanding any other provision in the Plan to the contrary:

(a)        The terms and conditions of Incentive Stock Options shall be subject to and comply with the requirements of Section 422 of the Code.

(b)        The aggregate Fair Market Value of the Shares (determined as of the date of grant) with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) may not be greater than $100,000 (or such other amount specified in Section 422 of the Code), as calculated under Section 422 of the Code.

(c)        No Incentive Stock Option shall be granted to any Participant who, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the exercise price of such Incentive Stock Option is at least one hundred and ten percent (110%) of the Fair Market Value of a Share on the date the Incentive Stock Option is granted and (ii) the date on which such Incentive Stock Option will expire is not later than five (5) years from the date the Incentive Stock Option is granted.

ARTICLE VI

STOCK APPRECIATION RIGHTS

6.1    Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

6.2    Award Agreement. Each Stock Appreciation Right shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Appreciation Right, the number of Shares covered by the Stock Appreciation Right, the conditions upon which the Stock Appreciation Right shall become vested and exercisable and such other terms and conditions, including covenants with respect to non-competition, non-solicitation or otherwise, as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

6.3    Exercise Price. The exercise price per Share of a Stock Appreciation Right shall be determined by the Committee at the time the Stock Appreciation Right is granted; provided, however, that in no event shall the exercise price per Share of any Stock Appreciation Right be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant.

6.4    Term. The term of a Stock Appreciation Right shall be determined by the Committee; provided however, that in no event shall the term of any Stock Appreciation Right exceed ten (10) years from its date of grant.

6.5    Exercisability of Stock Appreciation Rights. A Stock Appreciation Right shall become exercisable at such times and upon such terms and conditions as may be determined by the Committee. Such terms and conditions may include, without limitation, the satisfaction of (a) performance goals based on one (1) or more Performance Criteria, and/or (b) time-based vesting requirements.

6.6    Exercise of Stock Appreciation Rights. Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Appreciation Right may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Appreciation Right shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Committee which sets forth the number of Shares with respect to which the Stock Appreciation Right is to be exercised. Upon exercise, a Stock Appreciation Right shall entitle a Participant to an amount equal to (a) the excess of (i) the Fair Market Value of a Share on the exercise date over (ii) the exercise price per Share, multiplied by (b) the number of Shares with respect to which the Stock Appreciation Right is exercised. A Stock Appreciation Right may be settled in full Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

ARTICLE VII

RESTRICTED STOCK

7.1    Grant of Restricted Stock. Subject to the terms and conditions of the Plan, Shares of Restricted Stock may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

7.2    Award Agreement. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall specify the number of Shares of Restricted Stock, the restricted period(s) applicable to the Shares of Restricted Stock, the conditions upon which the restrictions on the Shares of Restricted Stock will lapse and such other terms and conditions, including covenants with respect to non-competition, non-solicitation or otherwise, as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

7.3    Terms, Conditions and Restrictions.

(a)        The Committee shall impose such other terms, conditions and/or restrictions on any Shares of Restricted Stock as it may deem advisable, including, without limitation, restrictions based on the achievement of specific performance goals (which may be based on one (1) or more of the Performance Criteria), time-based restrictions or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock.

(b)        Unless otherwise determined by the Committee, the Company shall retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all terms, conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

(c)        Unless otherwise provided in the related Award Agreement or required by applicable law, the restrictions imposed on Shares of Restricted Stock shall lapse upon the expiration or termination of the applicable restricted period and the satisfaction of any other applicable terms and conditions.

7.4    Rights Associated with Restricted Stock during Restricted Period. During any restricted period applicable to Shares of Restricted Stock:

(a)        Such Shares of Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated.

(b)        Unless otherwise provided in the related Award Agreement, the Participant shall be entitled to all dividends and other distributions paid with respect to such Shares of Restricted Stock during the restricted period; provided, however, that receipt of any such dividends or other distributions will be subject to the same terms and conditions as the Shares of Restricted Stock with respect to which they are paid.

ARTICLE VIII

OTHER STOCK-BASED AWARDS

8.1    Grant of Other Stock-Based Awards. Subject to the terms and conditions of the Plan, Other Stock-Based Awards may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion. Other Stock-Based Awards are Awards that are valued in whole or in part by reference to, or otherwise based on the Fair Market Value of, the Shares, and shall be in such form as the Committee shall determine, including without limitation, (a) unrestricted Shares or (b) time-based or performance-based stock units that are settled in Shares and/or cash.

8.2    Award Agreement. Each Other Stock-Based Award shall be evidenced by an Award Agreement that shall specify the terms and conditions upon which the Other Stock-Based Award shall become vested, if applicable, the time and method of settlement, the form of settlement and such other terms and conditions, including covenants with respect to non-competition, non-solicitation or otherwise, as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

8.3    Form of Settlement. An Other Stock-Based Award may be settled in full Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

8.4    Dividend Equivalents. Awards of Other Stock-Based Awards may provide the Participant with dividend equivalents, as determined by the Committee in its sole discretion and set forth in the related Award Agreement.

ARTICLE IX

PERFORMANCE-BASED AWARDS

Subject to the terms and conditions of the Plan, Performance-Based Awards may be granted to Participants in such amounts and upon such other terms and conditions, including covenants with respect to non-competition, non-solicitation or otherwise, as shall be determined by the Committee in its sole discretion. Each Performance-Based Award shall be evidenced by an Award Agreement that shall specify the payment amount or payment range, the time and method of settlement and other terms and conditions, as applicable, of such Award including, that the vesting and/or payment of the Award is subject to the attainment of one (1) or more Performance Criteria during a performance period established by the Committee.

ARTICLE X

TERMINATION OF EMPLOYMENT OR SERVICE

10.1    Death; Disability; Retirement. Unless otherwise determined by the Committee at any time prior to or after such termination, and included in the related Award Agreement or an amendment thereto, in the event of a Participant’s death, Disability or Retirement: (a) all Options or Stock Appreciation Rights (whether or not exercisable) may be exercised for a period of one (1) year following the date of death, Disability or Retirement (provided that any Incentive Stock Option exercised more than three (3) months following a Participant’s Retirement shall be treated as a Nonqualified Stock Option), but in no event beyond the original term of the Option or Stock Appreciation Right; and (b) all other unvested Awards shall become fully vested; provided, however, that the vesting of any unvested Award whose vesting is contingent upon the satisfaction or attainment of Performance Criteria shall be determined by the Committee, in its sole discretion.

10.2    Other Termination. Unless otherwise determined by the Committee at any time prior to or after such termination, and included in the related Award Agreement or an amendment thereto, in the event of a Participant’s termination for any reason, other than due to death, Disability, Retirement or for Cause: (a) all exercisable Options or Stock Appreciation Rights may be exercised for a period of three (3) months following the date of termination, but in no event beyond the original term of the Option or Stock Appreciation Right; and (b) all unexercisable Options or Stock Appreciation Rights and all other unvested Awards shall be forfeited as of the date of termination.

10.3    Termination for Cause. In the event of a Participant’s termination for Cause, all Awards, whether or not vested or exercisable, shall be forfeited as of the date of termination.

ARTICLE XI

CHANGE IN CONTROL

11.1    Vesting of Awards. Except as otherwise provided in the related Award Agreement, if a Participant is terminated, other than for Cause, within two (2) years following a Change in Control: (a) all unexercisable Options and Stock Appreciation Rights shall become exercisable; and (b) all other unvested Awards shall become fully vested and, with respect to any unvested Award whose vesting was based on the satisfaction or attainment of one (1) or more Performance Criteria, as though the performance criteria were satisfied or attained, including at the “target” level of performance, if performance was required to be satisfied or attained a specified level of performance.

11.2    Rights in Event of Change in Control. Except as otherwise provided in the related Award Agreement, in the event of a Change in Control, the Committee, in its sole discretion, may take such actions, if any, as it deems necessary or desirable with respect to any Award that is outstanding as of the date of the consummation of the Change in Control. Such actions may include, without limitation: (a) the acceleration of the vesting, settlement and/or exercisability of an Award; (b) the payment of a cash amount in exchange for the cancellation of an Award, which shall be based on the value of the consideration to be paid in the Change in Control to holders of the same number of Shares as the number of Shares underlying the Award being cancelled (or, if no consideration is paid in the Change in Control, the Fair Market Value of the Shares underlying the Award being canceled); and/or (c) the issuance of substitute Awards that substantially preserve the value, rights and benefits of any affected Awards. Any action relating to an Award that is subject to Section 409A of the Code shall be consistent with the requirements thereof.

ARTICLE XII

AMENDMENT OR TERMINATION OF THE PLAN

12.1    In General. The Board or the Committee may amend or terminate the Plan at any time; provided, however, that no amendment or termination shall be made without the approval of the Company’s stockholders to the extent that (a) the amendment materially increases the benefits accruing to Participants under the Plan, (b) the amendment increases the aggregate number of Shares authorized for grant under the Plan (excluding an increase in the number of Shares that may be issued under the Plan as a result of Section 2.3), (c) the amendment materially modifies the requirements as to eligibility for participation in the Plan, or (d) such approval is required by any law, regulation or stock exchange rule.

12.2    Repricing. Except for adjustments made pursuant to Section 2.3 of the Plan, in no event may the Board or the Committee amend the terms of an outstanding Award to reduce the exercise price of an outstanding Option or Stock Appreciation Right or cancel an outstanding Option or Stock Appreciation Right in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Option or Stock Appreciation Right without stockholder approval.

ARTICLE XIII

TRANSFERABILITY

13.1    Except as described in Section 13.2 or as provided in a related Award Agreement, an Award may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except by will or the laws of descent and distribution and, during a Participant’s lifetime, may be exercised only by the Participant or the Participant’s guardian or legal representative. Notwithstanding any provision contained in this Article XIII, no Award may be transferred by a Participant for value or consideration.

13.2    Unless otherwise specifically designated by the Participant in writing, a Participant’s beneficiary under the Plan shall be the Participant’s spouse or, if no spouse survives the Participant, the Participant’s estate.

ARTICLE XIV

MISCELLANEOUS

14.1    No Right to Continued Service or to Awards. The granting of an Award under the Plan shall impose no obligation on the Company or any Affiliate to continue the employment or services of a Participant or interfere with or limit the right of the Company or any Affiliate to terminate the services of any Employee or Director at any time. In addition, no Employee or Director shall have any right to be granted any Award, and there is no obligation for uniformity of treatment of Participants. The terms and conditions of Awards and the Committee’s interpretations and determinations with respect thereto need not be the same with respect to each Participant.

14.2    Tax Withholding.

(a)        The Company or an Affiliate, as applicable, shall have the power and the right to deduct, withhold or collect any amount required by law or regulation to be withheld with respect to any taxable event arising with respect to an Award granted under the Plan. This amount may, as determined by the Committee in its sole discretion, be (i) withheld from other amounts due to the Participant, (ii) withheld from the value of any Award being settled or any Shares being transferred in connection with the exercise or settlement of an Award, (iii) withheld from the vested portion of any Award (including the Shares transferable thereunder), whether or not being exercised or settled at the time the taxable event arises, or (iv) collected directly from the Participant.

(b)        Subject to the approval of the Committee, a Participant may elect to satisfy the withholding requirement, in whole or in part, by having the Company or an Affiliate, as applicable, withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction; provided that such Shares would otherwise be distributable to the Participant at the time of the withholding and if such Shares are not otherwise distributable at the time of the withholding, provided that the Participant has a vested right to distribution of such Shares at such time. All such elections shall be irrevocable and made in writing and shall be subject to any terms and conditions that the Committee, in its sole discretion, deems appropriate.

14.3    Requirements of Law. The grant of Awards and the issuance of Shares shall be subject to all applicable laws, rules and regulations (including applicable federal and state securities laws) and to all required approvals of any governmental agencies or national securities exchange, market or other quotation system. Without limiting the foregoing, the Company shall have no obligation to issue Shares under the Plan prior to (a) receipt of any approvals from any governmental agencies or national securities exchange, market or quotation system that the Committee deems necessary and (b) completion of registration or other qualification of the Shares under any applicable federal or state law or ruling of any governmental agency that the Committee deems necessary.

14.4    Legends. Certificates for Shares delivered under the Plan may be subject to such stock transfer orders and other restrictions that the Committee deems advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or other recognized market or quotation system upon which the Shares are then listed or traded, or any other applicable federal or state securities law. The Committee may cause a legend or legends to be placed on any certificates issued under the Plan to make appropriate reference to restrictions within the scope of this Section 14.4.

14.5    Uncertificated Shares. To the extent that the Plan provides for the issuance of certificates to reflect the transfer of Shares, the transfer of Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

14.6    Governing Law. The Plan and all Award Agreements shall be governed by and construed in accordance with the laws of (other than laws governing conflicts of laws) the State of Ohio, except to the extent that the laws of the state in which the Company is incorporated are mandatorily applicable.

14.7    No Impact on Benefits. Awards are not compensation for purposes of calculating a Participant’s rights under any employee benefit plan that does not specifically require the inclusion of Awards in calculating benefits.

14.8    Rights as a Shareholder. Except as otherwise provided in the Plan or in a related Award Agreement, a Participant shall have none of the rights of a shareholder with respect to Shares covered by an Award unless and until the Participant becomes the record holder of such Shares.

14.9    Successors and Assigns. The Plan shall be binding on all successors and assigns of the Company and each Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

14.10  Section 409A of the Code.

(a)        Awards granted pursuant to the Plan that are subject to Section 409A of the Code, or that are subject to Section 409A but for which an exception from Section 409A of the Code applies, are intended to comply with or be exempt from Section 409A of the Code and the Treasury Regulations promulgated thereunder, and the Plan shall be interpreted, administered and operated accordingly.

(b)        If a Participant is determined to be a “specified employee” (within the meaning of Section 409A of the Code and as determined under the Company’s policy for determining specified employees), the Participant shall not be entitled to payment or to distribution of any portion of an Award that is subject to Section 409A of the Code (and for which no exception applies) and is payable or distributable on account of the Participant’s “separation from service” (within the meaning of Section 409A of the Code) until the expiration of six (6) months from the date of such separation from service (or, if earlier, the Participant’s death). Such Award, or portion thereof, shall be paid or distributed on the first (1st) business day of the seventh (7th) month following such separation from service.

(c)        Nothing in the Plan shall be construed as an entitlement to or guarantee of any particular tax treatment to a Participant, and none of the Company, its Affiliates, the Board or the Committee shall have any liability with respect to any failure to comply with the requirements of Section 409A of the Code.

14.11    Savings Clause. In the event that any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

ARTICLE XV

EFFECTIVE DATE AND TERM OF THE PLAN

The effective date of the Plan is the date on which it is approved by the shareholders of the Company. No Incentive Stock Options shall be granted under the Plan after the tenth anniversary of the date on which the Plan was approved by the Board, if earlier than the effective date, and no other Awards shall be granted under the Plan after the tenth anniversary of the effective date of the Plan or, if earlier, the date the Plan is terminated. Notwithstanding the foregoing, the termination of the Plan shall not preclude the Company from complying with the terms of Awards outstanding on the date the Plan terminates.

CROGHAN BANCSHARES, INC. 323 CROGHAN STREET FREMONT, OH 43420

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ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

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VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M43395-P22385	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CROGHAN BANCSHARES, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board recommends you vote FOR ALL nominees:
1. Election of Directors Nominees:		☐	☐	☐
01) Michael D. Allen Sr. 02) Stephen A. Kemper 03) Thomas W. McLaughlin

The Board of Directors recommends you vote FOR the following proposals:						For	Against	Abstain
2. To ratify the appointment of CliftonLarsonAllen LLP as the independent registered public accounting firm of the company for the fiscal year ending December 31, 2012.						☐	☐	☐
3. To approve the Croghan Bancshares, Inc. 2012 Equity Incentive Plan.						☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M43396-P22385

REVOCABLE PROXY

CROGHAN BANCSHARES, INC.

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 8, 2012.

This Proxy is solicited on behalf of the Board of Directors of Croghan Bancshares, Inc.

The undersigned, having received notice of the 2012 Annual Meeting of Shareholders of Croghan Bancshares, Inc. to be held at 1:00 p.m., local time, on Tuesday, May 8, 2012, hereby designates and appoints James E. Bowlus, Claire F. Johansen, and Daniel W. Lease, and each of them, with authority to act without the others, as attorneys and proxies for the undersigned, with full power of substitution, to vote all common shares, par value $12.50 per share, of Croghan Bancshares, Inc., that the undersigned is entitled to vote at such Annual Meeting or at any adjournment(s) thereof, with all the powers the undersigned would possess if personally present, such proxies being directed to vote as specified below and at their discretion on any other business that may properly come before the Annual Meeting.

THIS PROXY WILL BE VOTED: (1) AS DIRECTED ON THE MATTERS LISTED ON THE REVERSE SIDE; (2) IF PERMITTED BY APPLICABLE LAW, IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS WHERE A CHOICE IS NOT SPECIFIED; AND (3) IF PERMITTED BY APPLICABLE LAW, AT THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) THEREOF, INCLUDING, BUT NOT LIMITED TO, THE ELECTION OF ANY SUBSTITUTE NOMINEE RECOMMENDED BY THE BOARD OF DIRECTORS IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE.

In accordance with SEC Rule 14a-4(c)(1), the proxies may exercise discretionary authority to vote this proxy as provided above if the Company did not have notice of the matter on or before February 12, 2012 (i.e., 45 days before the date on which the Company first sent its proxy materials to shareholders for last year’s annual meeting).

The undersigned reserves the right to revoke this Proxy at any time prior to the Proxy being voted at the Annual Meeting. The Proxy may be revoked by delivering a signed revocation to the Company at any time prior to the Annual Meeting, by submitting a later-dated Proxy Card, or by attending the Annual Meeting in person and casting a ballot. The undersigned hereby revokes any Proxy previously given to vote such shares at the Annual Meeting.

PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 8, 2012.

Meeting Information
CROGHAN BANCSHARES, INC.	Meeting Type: Annual Meeting
For holders as of: March 12, 2012
Date: May 8, 2012 Time: 1:00 PM LOCAL TIME
CROGHAN BANCSHARES, INC. 323 CROGHAN STREET FREMONT, OH 43420	Location: Terra Community College Building B, Room 101 2830 Napoleon Road Fremont, OH 43420

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT        ANNUAL REPORT

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Voting Items
The Board recommends you vote FOR ALL nominees: 1. Election of Directors

Nominees:

01)     Michael D. Allen Sr.

02)     Stephen A. Kemper

03)     Thomas W. McLaughlin

The Board of Directors recommends you vote FOR the following proposals:

2.         To ratify the appointment of CliftonLarsonAllen LLP as the independent registered public accounting firm of the company for the fiscal year ending December 31, 2012.

3.         To approve the Croghan Bancshares, Inc. 2012 Equity Incentive Plan.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.